UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2010 – January 31, 2011

Item 1: Reports to Shareholders

Vanguard Energy Fund
Annual Report

January 31, 2011

> Helped by rising energy prices, Vanguard Energy Fund returned about 27% for the fiscal year ended January 31, 2011.

> The Energy Fund’s return slightly lagged that of its benchmark index but was ahead of the average return of peer-group funds that invest in energy and other natural resources.

> Oil and gas equipment and services providers posted exceptionally strong results, while giant integrated oil and gas companies were responsible for nearly half of the fund’s total return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

Total
Returns
Vanguard Energy Fund
Investor Shares	27.17%
Admiral™ Shares	27.24
Spliced Energy Index	28.11
Global Natural Resources Funds Average	23.33

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2010 , Through January 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$57.17	$69.20	$0.977	$2.149
Admiral Shares	107.34	129.93	1.899	4.035

1

Chairman’s Letter

Dear Shareholder,

Despite the huge oil spill involving British oil giant BP, energy was one of the stock market’s better-performing sectors for the fiscal year ended January 31, 2011. Vanguard Energy Fund returned about 27% for the period, trailing its benchmark index but ahead of its broader natural resources peer group.

The oil spill did hinder performance, especially during the fiscal year’s first half, but a rally in oil prices led to solid gains over the final months. Stock selection among oil and gas equipment and services providers boosted the fund’s returns. However, selection among integrated oil and gas companies didn’t measure up as well against the spliced benchmark index. Benchmark comparisons may be distorted by the fund’s change from an all-U.S. to a more global benchmark on June 1.

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

Also, please note that on October 6 Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds, including the Energy Fund, to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

2

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns in the year ended January 31, 2011, with much of the strength materializing in the second half of the year. Europe’s sovereign debt challenges and concerns that the economic recovery in the United States might not reach escape velocity seemed to recede from investors’ minds, displaced by strong corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

A strong start, a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about 5% for the year. As investors searched for yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

CPI
Consumer Price Index	1.63%	1.42%	2.12%

3

Toward the end of the fiscal year, an improving economic outlook nudged interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising rates and a confluence of other factors weighed on prices. The expiration of the Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Rising oil, commodity prices helped offset BP’s problems
Vanguard Energy Fund soared 20% over the final three months of the fiscal year, overcoming a rocky stretch related in large part to the BP oil disaster and the effect it had on the industry. The fund benefited from a rise in crude oil prices and from firming demand for oil and most other energy sources.

Oil and gas equipment and services providers were among the companies that received a lift from rising oil prices. Though drilling was curtailed in the Gulf of Mexico after the BP oil disaster, deepwater drilling continued unabated in other locations around the world. Standouts included Halliburton and Baker Hughes, both of which had larger weightings in the fund than in the index.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.38%	0.31%	1.50%

The fund expense ratios shown are from the prospectus dated September 30, 2010, and represent estimated costs for the current fiscal year.
For the fiscal year ended January 31, 2011, the fund’s expense ratios were 0.34% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Global Natural Resources Funds.

4

But oil wasn’t the only energy source driving returns. Favorable stock selection among other commodity-oriented companies also proved to be a tailwind for the fund. Increased demand for coal sparked coal behemoth Peabody Energy, while rising uranium prices helped Cameco Corporation, the huge uranium miner.

While commodity prices were generally higher, natural gas was an exception. The available supply of natural gas increased significantly as horizontal drilling and hydraulic fracturing (“fracking”) was used more to extract natural gas from shale formations. Demand hasn’t kept up with this increased supply. For example, EOG Resources, a horizontal driller that had a larger weighting in the fund than in the index, returned more than 18%—but was outpaced by some other companies in better-performing areas.

Of course, a review of the Energy Fund wouldn’t be complete without considering BP, which dominated the headlines over the past year. The stock remained one of the fund’s top ten holdings and ultimately shaved more than a percentage point from its return. Although BP returned about –14% for the fiscal year, it rebounded from more dramatic lows once the spill was contained.

The fund’s long-term record shines brightly against peers
The Energy Fund’s long-term numbers are impressive, whether measured against the fund’s comparative standards or against the

Total Returns
Ten Years Ended January 31, 2011

Average
Annual Return
Energy Fund Investor Shares	15.39%
Spliced Energy Index	10.44
Global Natural Resources Funds Average	12.72

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

broad U.S. stock market. Over the last decade, the fund’s Investor Shares had an average annual return of 15.39%, handily surpassing both its benchmark index and its peer group. The broad U.S. stock market (as measured by the Dow Jones Total Stock Market Index), which encountered two difficult bear markets during this decade, posted an average annual return of 2.47% for the ten years.

Please be aware that a notable rise in energy prices over the decade powered the fund’s ascent. Such favorable conditions won’t always be present, but the fund’s advisors, Wellington Management Company, llp, and Vanguard Quantitative Equity Group, also deserve a nod for the fund’s performance. Both firms employ disciplined, value-conscious investment strategies, but in different ways. Wellington conducts rigorous bottom-up research to find stocks it deems undervalued, while the Quantitative Equity Group relies on a computer-based approach to evaluate and rank stocks. The fund’s low costs are also a valuable advantage, allowing investors to keep more of the returns.

For more details on the advisors’ strategies and the fund’s positioning during the year, see the Advisors’ Report that follows this letter.

Sector funds can round out a well-balanced portfolio
While energy stocks finished the fiscal year with healthy gains, the course they followed was bumpy at times. With any single sector or market niche, the chance for turbulence is high. In this case, the fallout from the BP oil spill spread throughout the sector and limited returns before more positive industry developments interceded.

There’s no crystal ball to reveal where the stock market and the energy sector are headed. That’s why Vanguard encourages investors to maintain a balanced allocation of assets among stock, bond, and money market funds, diversified within each of these asset classes. Such a portfolio should be consistent with your investment objectives, risk tolerance, and time horizon.

Vanguard Energy Fund, with its low-cost exposure to a major segment of the global economy, can serve as an important element in a diversified portfolio as you strive to meet your financial goals.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 9, 2011

6

Advisors’ Report

The Investor Shares of Vanguard Energy Fund returned 27.17% (Admiral Shares, 27.24%) for the fiscal year ended January 31, 2011. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 16, 2011.

Wellington Management Company, LLP

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

Investment environment
Global equities continued their ascent, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the United States, strong earnings growth, and generally improving economic data. In the energy sector, a

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	12,845	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	3	370	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	3	387	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

7

substantial portion of the period was dominated by the Deepwater Horizon disaster in the Gulf of Mexico.

Crude oil prices remained range-bound for much of the fiscal year as strong demand from emerging markets was tempered by large stockpiles in the developed world. Near the end of the period, rebounding manufacturing demand chipped away at inventories; this, along with concerns about possible disruptions to supply amid uncertainty in Egypt and other areas of the Middle East, sent oil prices to two-year highs. West Texas Intermediate crude oil closed the fiscal year at $92 per barrel.

The natural gas markets were weak throughout the fiscal year, with prices holding at relatively low levels, mainly because of burgeoning North American shale production. Natural gas (Henry Hub) closed the period near $4.40 per million BTUs.

Our position in Chevron, a leading integrated oil and gas company, contributed to the portfolio’s performance during the period. Chevron is well-positioned relative to its peers, given its leverage to oil and its strong recent track record of production growth and upstream profitability. The recently announced acquisition of Atlas Energy gives the firm acreage in one of the best shale plays at a reasonable cost.

During the latter part of the period, higher oil prices and expanding offshore rig fleets led energy equipment and services holdings higher, some of which we trimmed. Baker Hughes, an oilfield services company, was among the top absolute contributors to our portfolio’s performance as earnings exceeded expectations on the back of revenue improvement, cost-cutting, and gains in market share.

Our position in BP, which skidded lower in the aftermath of April’s oil spill, was an absolute detractor during the period. We added to our position during the months following the spill as the market continued to punish the stock further. While the disaster has been costly for BP, it will, in our view, ultimately prove manageable for the company.

Even though our long-term outlook is positive, we would urge some degree of caution regarding the near-term direction of commodity prices.

We have replaced some of our energy equipment and services positions with holdings more closely tied to oil production, particularly those of the integrated oil companies. We initiated a new position in INPEX, a Japan-based company engaged in the exploration and development of natural resources. The firm has a solid production outlook and potential upside from a large, undeveloped offshore liquefied natural gas project near Western Australia.

The portfolio remains focused upstream and skewed in favor of low-cost producers with compelling valuations based on our

8

assessment of their respective long-term resource bases. We believe many of these companies have the ability to create value absent generally rising commodity prices.

Our investment process remains steady, with an emphasis on high-quality management and long-lived resources at reasonable valuations. Maintaining a large-cap, low-turnover bias, this global portfolio continues to be diversified across energy subsectors and to focus on big integrated oil companies.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

In a year when volatility continued to contribute to market uncertainty, global energy stocks generally finished with a strong second half after underperforming the broad global market during the first six months. North American and Asian energy stocks led the pack, while emerging market firms started the year strong but then declined, and European stocks never fully recovered from the declines associated with the BP oil spill in April.

Despite the turbulence in the energy sector over the period, our model held up well. A key characteristic of our strategy is that we do not maintain a view on the overall market for energy shares. Nor do we attempt to make calls on relative country performance. Rather, our investment process seeks to identify stocks that we believe are undervalued or whose prices have responded favorably to recent earnings announcements, relative to their peers in the sector. Our risk-control process then helps us neutralize our exposure to market-capitalization, volatility, and industry risks relative to our spliced energy benchmark. In our view, such risk exposures are not justified by the rewards available.

For the period, our most successful holdings were spread throughout the globe—including ConocoPhillips (+55%), National-Oilwell (+82%), and Cimarex Energy (+112%) in the United States; Royal Dutch Shell (+38%) in Europe; and CNOOC Limited (+60%) in Asia. Equally important was our ability to limit our exposure to underperforming stocks such as Brazil’s Petroleo Brasileiro (–9%) and U.S.-based Patterson-UTI Energy (–17%).

In addition to the negative effect seen from holdings in BP, our portfolio’s results were dampened by overweight holdings in Encana and Trican Well Service, two Canadian energy stocks that under-performed the benchmark as a whole.

Looking forward, we believe our approach to constructing a portfolio with stocks that exhibit lower valuations than peers, with similar expected growth prospects, is an attractive strategy, one that the market will reward in the long term. We thank you for your investment and look forward to the upcoming year.

9

Energy Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VGENX		VGELX
Expense Ratio[1]	0.38%		0.31%
30-Day SEC Yield	1.42%		1.48%

Portfolio Characteristics
			DJ
		MSCI	U.S. Total
		ACWI	Market
	Fund	Energy	Index
Number of Stocks	122	163	3,858
Median Market Cap $48.6B		$78.5B	$30.9B
Price/Earnings Ratio	14.3x	16.2x	17.7x
Price/Book Ratio	2.0x	2.0x	2.3x
Return on Equity	23.2%	23.1%	19.0%
Earnings Growth Rate	-2.5%	4.1%	6.0%
Dividend Yield	1.6%	2.2%	1.7%
Foreign Holdings	37.5%	55.2%	0.0%
Turnover Rate	31%	—	—
Short-Term Reserves	2.8%	—	—

Volatility Measures
		DJ
	Spliced	U.S. Total
	Energy	Market
	Index	Index
R-Squared	0.91	0.63
Beta	1.14	1.05
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	7.8%
Occidental Petroleum	Integrated Oil &
Corp.	Gas	4.8
Chevron Corp.	Integrated Oil &
	Gas	4.2
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	3.5
Royal Dutch Shell plc	Integrated Oil &
	Gas	3.5
BP plc	Integrated Oil &
	Gas	3.4
Baker Hughes Inc.	Oil & Gas
	Equipment &
	Services	2.9
Total SA	Integrated Oil &
	Gas	2.8
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.7
Halliburton Co.	Oil & Gas
	Equipment &
	Services	2.3
Top Ten		37.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated September 30, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.34% for Investor Shares and 0.28% for Admiral Shares.

10

Energy Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	4.6%	3.2%
Industrials	0.3	0.0
Integrated Oil & Gas	51.8	59.1
Materials	1.1	0.0
Oil & Gas Drilling	1.8	2.2
Oil & Gas Equipment &
Services	10.8	10.1
Oil & Gas Exploration &
Production	25.0	19.0
Oil & Gas Refining &
Marketing	2.1	3.4
Oil & Gas Storage &
Transportation	0.4	3.0
Utilities	0.5	0.0
Other	1.6	0.0

Market Diversification (% of equity exposure)

Europe
United Kingdom	10.5%
France	2.9
Italy	1.6
Norway	1.4
Spain	1.2
Other	0.5
Subtotal	18.1%
Pacific
Japan	1.6%
Australia	1.0
Subtotal	2.6%
Emerging Markets
Russia	2.6%
Brazil	2.0
China	1.9
Other	0.8
Subtotal	7.3%
North America
United States	61.7%
Canada	10.3
Subtotal	72.0%

11

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended January 31, 2011
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
Energy Fund Investor Shares	27.17%	6.38%	15.39%	$104,585
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	2.47	31,898
Spliced Energy Index	28.11	5.86	10.44	67,505
Global Natural Resources Funds
Average	23.33	3.63	12.72	82,802

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.
Global Natural Resources Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

12

Energy Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Energy Fund Admiral Shares	27.24%	6.45%	17.01%	$212,764
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	4.88	77,584
Spliced Energy Index	28.11	5.86	12.42	147,089
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	13.43%	8.01%	14.17%
Admiral Shares	11/12/2001	13.49	8.08	16.36[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

13

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.8%)[1]
United States (57.3%)
Electric Utilities (0.4%)
	Exelon Corp.	1,244,200	52,891

Energy Equipment & Services (10.8%)
	Baker Hughes Inc.	5,840,650	400,143
	Schlumberger Ltd.	4,081,964	363,254
	Halliburton Co.	7,047,562	317,140
*	Weatherford
	International Ltd.	5,457,200	129,445
	SEACOR Holdings Inc.	923,908	97,648
	National Oilwell Varco Inc.	1,167,876	86,306
	Noble Corp.	1,696,825	64,903
*	Transocean Ltd.	43,208	3,454
*	Nabors Industries Ltd.	105,000	2,562
*	Rowan Cos. Inc.	66,900	2,293
			1,467,148
Exchange-Traded Fund (0.5%)
^,2	Vanguard Energy ETF	663,000	70,729

Oil, Gas & Consumable Fuels (45.6%)
	Coal & Consumable Fuels (3.8%)
	Consol Energy Inc.	6,158,500	306,077
	Peabody Energy Corp.	3,019,900	191,522
*	Cloud Peak Energy Inc.	685,400	15,607
	Arch Coal Inc.	72,800	2,493

	Integrated Oil & Gas (22.2%)
	Exxon Mobil Corp.	13,112,019	1,057,878
	Occidental
	Petroleum Corp.	6,693,601	647,137
	Chevron Corp.	6,084,535	577,605
	ConocoPhillips	4,283,309	306,085
	Marathon Oil Corp.	5,944,291	271,654
	Hess Corp.	1,800,889	151,491
	Murphy Oil Corp.	43,600	2,891

			Market
			Value
		Shares	($000)
	Oil & Gas Exploration & Production (18.2%)
	EOG Resources Inc.	4,533,636	482,334
	Devon Energy Corp.	3,145,907	279,011
3	Cabot Oil & Gas Corp.	6,409,231	266,816
	Noble Energy Inc.	2,887,300	263,033
	Anadarko Petroleum Corp. 2,507,530		193,280
*	Denbury Resources Inc.	8,691,044	176,863
	EQT Corp.	3,572,800	172,173
	Chesapeake Energy Corp.	4,277,237	126,307
*	Ultra Petroleum Corp.	2,646,036	126,295
	Range Resources Corp.	2,004,500	99,964
*	Newfield Exploration Co.	1,139,703	83,392
	Apache Corp.	620,800	74,099
	QEP Resources Inc.	1,650,918	67,093
*	Southwestern Energy Co.	1,618,700	63,939
	Cimarex Energy Co.	30,400	3,166

	Oil & Gas Refining & Marketing (1.1%)
	Valero Energy Corp.	6,068,442	153,896

	Oil & Gas Storage & Transportation (0.3%)
	El Paso Corp.	2,578,300	40,943
	Spectra Energy Corp.	2,100	55
			6,203,099
Total United States			7,793,867
International (37.5%)
Australia (1.0%)
	BHP Billiton Ltd. ADR	1,514,200	134,809
	Caltex Australia Ltd.	136,558	1,837
	Woodside Petroleum Ltd.	22,817	952
			137,598
Austria (0.5%)
	OMV AG	1,455,123	64,492

Brazil (1.9%)
	Petroleo Brasileiro
	SA ADR	6,863,355	252,091

14

Energy Fund

			Market
			Value
		Shares	($000)
	Petroleo Brasileiro
	SA Prior Pfd.	314,504	5,111
	Petroleo Brasileiro SA	222,022	4,002
	Petroleo Brasileiro
	SA ADR Type A	41,320	1,374
			262,578
Canada (10.0%)
	Suncor Energy Inc.	7,428,712	308,366
	Canadian Natural
	Resources Ltd.
	(New York Shares)	6,891,018	306,788
	Cenovus Energy Inc.
	(New York Shares)	5,232,900	181,111
	Husky Energy Inc.	5,006,800	135,001
	Encana Corp.
	(New York Shares)	3,002,700	96,897
	Cameco Corp.	1,898,700	78,739
	Imperial Oil Ltd.	1,704,777	76,050
*	Penn West
	Petroleum Ltd.	2,455,421	67,500
	Nexen Inc.	2,206,300	55,488
	Progress Energy
	Resources Corp.	2,352,900	32,003
*	MEG Energy Corp.	287,117	12,777
	Suncor Energy Inc.	124,084	5,138
	Canadian Natural
	Resources Ltd.	77,178	3,441
	TransCanada Corp.	29,496	1,077
^	Crescent Point Energy
	Corp.	21,600	954
	Cenovus Energy Inc.	26,539	917
	Encana Corp.	20,539	662
	Talisman Energy Inc.	25,273	579
	Enbridge Inc.	9,000	522
			1,364,010
China (1.9%)
	PetroChina Co. Ltd. ADR	1,701,100	236,912
	CNOOC Ltd.	2,777,717	6,183
	PetroChina Co. Ltd.	3,630,000	5,059
	China Petroleum
	& Chemical Corp.	3,534,000	3,892
	Yanzhou Coal
	Mining Co. Ltd.	792,000	2,305
	China Oilfield
	Services Ltd.	1,056,000	2,036
			256,387
France (2.9%)
	Total SA ADR	6,324,500	371,691
	Total SA	264,373	15,472
			387,163
Hungary (0.0%)
*	MOL Hungarian
	Oil and Gas plc	20,710	2,331

		Market
		Value
	Shares	($000)
India (0.7%)
Reliance Industries Ltd.	4,662,008	94,215
Oil & Natural Gas
Corp. Ltd.	84,380	2,165
		96,380
Indonesia (0.0%)
Indo Tambangraya
Megah PT	106,000	543

Italy (1.6%)
ENI SPA ADR	4,326,350	205,502
ENI SPA	366,464	8,675
Saipem SPA	68,494	3,434
		217,611
Japan (1.6%)
Inpex Corp.	31,770	207,179
JX Holdings Inc.	517,500	3,546
Idemitsu Kosan Co. Ltd.	20,200	2,121
Cosmo Oil Co. Ltd.	600,000	1,934
		214,780
Malaysia (0.0%)
Petronas Dagangan Bhd.	363,200	1,433

Netherlands (0.0%)
SBM Offshore NV	97,422	2,321
Fugro NV	18,450	1,486
		3,807
Norway (1.3%)
Statoil ASA ADR	7,137,800	174,305
Seadrill Ltd.	85,508	2,810
Statoil ASA	44,241	1,073
		178,188
Poland (0.0%)
* Polski Koncern
Naftowy Orlen SA	151,875	2,521
* Grupa Lotos SA	86,249	1,238
		3,759
Russia (2.5%)
Gazprom OAO ADR	9,193,301	244,196
Rosneft Oil Co. GDR	10,521,436	90,286
Tatneft ADR	76,488	2,721
Lukoil OAO ADR	36,874	2,264
Surgutneftegas
OJSC ADR	126,700	1,407
Surgutneftegas
OJSC Prior Pfd.	1,654,136	955
Gazprom OAO	124,674	824
AK Transneft
OAO Prior Pfd.	587	762
		343,415
South Africa (0.0%)
Sasol Ltd.	97,623	4,711

15

Energy Fund

		Market
		Value
	Shares	($000)
South Korea (0.1%)
SK Innovation Co. Ltd.	18,088	3,353
GS Holdings	35,358	2,640
		5,993
Spain (1.2%)
Repsol YPF SA ADR	4,867,200	154,485
Repsol YPF SA	142,727	4,502
		158,987
Thailand (0.1%)
PTT PCL (Foreign)	264,000	2,863
PTT Exploration
& Production PCL
(Foreign)	443,800	2,327
Banpu PCL	86,700	2,060
		7,250
Turkey (0.0%)
Tupras Turkiye Petrol
Rafinerileri AS	81,875	2,122

United Kingdom (10.2%)
BP plc ADR	9,470,200	449,551
Royal Dutch
Shell plc ADR	6,309,200	447,890
BG Group plc	12,109,248	272,570
Ensco plc ADR	2,965,606	161,151
BP plc	2,266,380	17,617
Royal Dutch Shell plc
Class A	325,010	11,475
Royal Dutch Shell plc
Class B	324,886	11,291
* Hansen Transmissions
International NV	6,645,381	5,957
Royal Dutch Shell plc
Class A (Amsterdam
Shares)	93,391	3,296
Petrofac Ltd.	98,374	2,471
Tullow Oil plc	11,947	254
		1,383,523
Total International		5,097,061
Total Common Stocks
(Cost $7,409,945)		12,890,928
Temporary Cash Investments (5.1%)[1]
Money Market Fund (2.1%)
4,5 Vanguard Market
Liquidity Fund,
0.207%	293,662,458	293,662

		Face	Market
		Amount	Value
		($000)	($000)
Repurchase Agreement (2.8%)
	Deutsche Bank
	Securities, Inc.
	0.220%, 2/1/11
	(Dated 1/31/11,
	Repurchase Value
	$377,002,000,
	collateralized by
	Government National
	Mortgage Assn.
	3.500%–6.000%,
	1/20/26–1/15/41)	377,000	377,000

U.S. Government and Agency Obligations (0.2%)
6,7	Fannie Mae Discount
	Notes, 0.190%, 4/25/11	5,000	4,998
6,7	Federal Home Loan Bank
	Discount Notes,
	0.200%, 3/11/11	1,500	1,500
6,7	Federal Home Loan Bank
	Discount Notes,
	0.260%, 3/23/11	100	100
6,7	Freddie Mac Discount
	Notes, 0.195%–0.240%,
	3/14/11	3,200	3,199
6,7	Freddie Mac Discount
	Notes, 0.270%, 6/7/11	2,000	1,998
6,7	Freddie Mac Discount
	Notes, 0.200%, 6/13/11	2,000	1,998
6,7	Freddie Mac Discount
	Notes, 0.230%, 6/20/11	1,500	1,499
6,7	Freddie Mac Discount
	Notes, 0.280%, 6/21/11	7,000	6,993
6	Freddie Mac Discount
	Notes, 0.250%, 6/22/11	400	400
			22,685
Total Temporary Cash Investments
(Cost $693,347)			693,347
Total Investments (99.9%)
(Cost $8,103,292)			13,584,275
Other Assets and Liabilities (0.1%)
Other Assets			133,187
Liabilities[5]			(115,068)
			18,119
Net Assets (100%)			13,602,394

16

Energy Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,038,538
Overdistributed Net Investment Income	(16,406)
Accumulated Net Realized Gains	94,133
Unrealized Appreciation (Depreciation)
Investment Securities	5,480,983
Futures Contracts	5,117
Foreign Currencies	29
Net Assets	13,602,394

Investor Shares—Net Assets
Applicable to 97,279,179 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,731,378
Net Asset Value Per Share—
Investor Shares	$69.20

Admiral Shares—Net Assets
Applicable to 52,881,610 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,871,016
Net Asset Value Per Share—
Admiral Shares	$129.93

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $13,643,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures Investments, the fund’s effective common stock and temporary cash investment positions represent 97.0% and 2.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $13,958,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $20,285,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Energy Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	227,878
Interest[2]	922
Security Lending	6,397
Total Income	235,197
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,115
Performance Adjustment	180
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,584
Management and Administrative—Admiral Shares	5,346
Marketing and Distribution—Investor Shares	1,545
Marketing and Distribution—Admiral Shares	1,065
Custodian Fees	504
Auditing Fees	28
Shareholders’ Reports—Investor Shares	94
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	16
Total Expenses	35,498
Expenses Paid Indirectly	(119)
Net Expenses	35,379
Net Investment Income	199,818
Realized Net Gain (Loss)
Investment Securities Sold[2]	441,774
Futures Contracts	15,714
Foreign Currencies	(320)
Realized Net Gain (Loss)	457,168
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,188,072
Futures Contracts	16,269
Foreign Currencies	11
Change in Unrealized Appreciation (Depreciation)	2,204,352
Net Increase (Decrease) in Net Assets Resulting from Operations	2,861,338

1 Dividends are net of foreign withholding taxes of $14,628,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,769,000, $298,000, and ($1,581,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	199,818	171,663
Realized Net Gain (Loss)	457,168	222,696
Change in Unrealized Appreciation (Depreciation)	2,204,352	2,364,619
Net Increase (Decrease) in Net Assets Resulting from Operations	2,861,338	2,758,978
Distributions
Net Investment Income
Investor Shares	(90,181)	(105,714)
Admiral Shares	(94,977)	(74,777)
Realized Capital Gain[1]
Investor Shares	(207,111)	—
Admiral Shares	(195,797)	—
Total Distributions	(588,066)	(180,491)
Capital Share Transactions
Investor Shares	(1,004,028)	565,224
Admiral Shares	1,358,485	508,755
Net Increase (Decrease) from Capital Share Transactions	354,457	1,073,979
Total Increase (Decrease)	2,627,729	3,652,466
Net Assets
Beginning of Period	10,974,665	7,322,199
End of Period[2]	13,602,394	10,974,665

1 Includes fiscal 2011 short-term gain distributions totaling $62,911,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($16,406,000) and ($18,896,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$57.17	$42.62	$73.93	$63.55	$64.50
Investment Operations
Net Investment Income	1.053	.910	1.276[1]	1.226	1.112
Net Realized and Unrealized Gain (Loss)
on Investments	14.103	14.591	(28.853)	14.639	.405
Total from Investment Operations	15.156	15.501	(27.577)	15.865	1.517
Distributions
Dividends from Net Investment Income	(.977)	(.951)	(1.264)	(1.177)	(1.020)
Distributions from Realized Capital Gains	(2.149)	—	(2.469)	(4.308)	(1.447)
Total Distributions	(3.126)	(.951)	(3.733)	(5.485)	(2.467)
Net Asset Value, End of Period	$69.20	$57.17	$42.62	$73.93	$63.55

Total Return[2]	27.17%	36.28%	-38.51%	25.02%	2.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,731	$6,536	$4,434	$7,919	$6,479
Ratio of Total Expenses to
Average Net Assets	0.34%[3]	0.38%[3]	0.28%[3]	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.73%	1.84%	1.67%	1.71%
Portfolio Turnover Rate	31%	27%	21%	22%	22%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$107.34	$80.02	$138.86	$119.35	$121.13
Investment Operations
Net Investment Income	2.045	1.780	2.480[1]	2.418	2.180
Net Realized and Unrealized Gain (Loss)
on Investments	26.479	27.395	(54.203)	27.505	.757
Total from Investment Operations	28.524	29.175	(51.723)	29.923	2.937
Distributions
Dividends from Net Investment Income	(1.899)	(1.855)	(2.480)	(2.322)	(2.000)
Distributions from Realized Capital Gains	(4.035)	—	(4.637)	(8.091)	(2.717)
Total Distributions	(5.934)	(1.855)	(7.117)	(10.413)	(4.717)
Net Asset Value, End of Period	$129.93	$107.34	$80.02	$138.86	$119.35

Total Return[2]	27.24%	36.37%	-38.46%	25.13%	2.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,871	$4,439	$2,889	$5,214	$3,612
Ratio of Total Expenses to
Average Net Assets	0.28%[3]	0.31%[3]	0.21%[3]	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.80%	1.91%	1.75%	1.78%
Portfolio Turnover Rate	31%	27%	21%	22%	22%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00% for fiscal 2011, 0.03% for fiscal 2010, and 0.01% for fiscal 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

22

Energy Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index through July 31, 2010, and the MSCI ACWI Energy Index thereafter. The benchmark change will be fully phased in by July 31, 2013.

23

Energy Fund

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $349,000 for the year ended January 31, 2011.

For the year ended January 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $180,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $2,134,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.85% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2011, these arrangements reduced the fund’s expenses by $119,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	7,793,867	—	—
Common Stocks—International	3,962,884	1,134,177	—
Temporary Cash Investments	293,662	399,685	—
Futures Contracts—Assets[1]	2,461	—	—
Total	12,052,874	1,533,862	—
1 Represents variation margin on the last day of the reporting period.

24

Energy Fund

F. At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2011	2,801	179,600	749
S&P 500 Index	March 2011	384	123,110	4,368

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2011, the fund realized net foreign currency losses of $320,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s realized gains for the year ended January 31, 2011, include $52,000 of capital gain tax paid on sales of Indian securities. This tax is treated as a decrease in taxable income; accordingly, this amount has been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $11,798,000 from overdistributed net investment income, and $26,531,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2011, the fund had $26,005,000 of ordinary income and $77,255,000 of long-term capital gains available for distribution.

At January 31, 2011, the cost of investment securities for tax purposes was $8,103,474,000. Net unrealized appreciation of investment securities for tax purposes was $5,480,801,000, consisting of unrealized gains of $5,588,942,000 on securities that had risen in value since their purchase and $108,141,000 in unrealized losses on securities that had fallen in value since their purchase.

25

Energy Fund

H. During the year ended January 31, 2011, the fund purchased $3,341,218,000 of investment securities and sold $3,435,279,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	993,363	16,506	1,489,177	28,171
Issued in Lieu of Cash Distributions	286,379	4,616	101,349	1,698
Redeemed[1]	(2,283,770)	(38,167)	(1,025,302)	(19,560)
Net Increase (Decrease)—Investor Shares	(1,004,028)	(17,045)	565,224	10,309
Admiral Shares
Issued	1,900,020	16,578	1,126,454	11,663
Issued in Lieu of Cash Distributions	261,084	2,235	65,102	582
Redeemed[1]	(802,619)	(7,281)	(682,801)	(6,994)
Net Increase (Decrease)—Admiral Shares	1,358,485	11,532	508,755	5,251
1 Net of redemption fees for fiscal 2011 and 2010 of $2,317,000 and $3,460,000, respectively (fund totals).

J. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Jan. 31, 2010		Proceeds from		Jan. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cabot Oil & Gas Corp.	N/A1	72,636	17,071	942	266,816
1 Not applicable—At January 31, 2010, the issuer was not an affiliated company of the fund.

K. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $362,151,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $148,606,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 42.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.17%	6.38%	15.39%
Returns After Taxes on Distributions	26.04	5.52	14.39
Returns After Taxes on Distributions and Sale of Fund Shares	18.49	5.29	13.48

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended January 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2010	1/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,298.03	$1.91
Admiral Shares	1,000.00	1,298.24	1.56
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,023.84	1.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032011

Vanguard Precious Metals
and Mining Fund Annual Report

January 31, 2011

> For the fiscal year ended January 31, 2011, Vanguard Precious Metals and Mining Fund returned about 35%.

> The fund’s return lagged that of its benchmark for the period, as well as the average return of its peer-group funds. Poor selection in nongold stocks held back results.

> Gold stocks were the most significant contributors to returns, while platinum companies were the biggest drags on performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

Total
Returns
Vanguard Precious Metals and Mining Fund	35.35%
S&P Custom Precious Metals and Mining Index	43.00
Precious Metal Funds Average	41.56
Precious Metal Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2010 , Through January 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$18.74	$24.15	$1.101	$0.191

1

Chairman’s Letter

Dear Shareholder,

After a long and bumpy ride, U.S. and international stocks posted robust returns for the fiscal year ended January 31, 2011. Most commodities prices, including silver, gold, and platinum, notched significant double-digit gains for the period, helping the precious metals and mining industry outperform the broad stock market.

Vanguard Precious Metals and Mining Fund returned 35.35% for the period. Despite that impressive return, the fund lagged both its target index (+43.00%) and its peer-group average (+41.56%). The fund’s sizable exposure to platinum mining companies, along with a limited exposure to gold stocks, played a role in this lag in performance.

If you hold the fund in a taxable account, you may wish to review information on after-tax performance provided later in this report.

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns in the year ended January 31, 2011, with much of the strength materializing in the second half of the year. Europe’s sovereign debt challenges and concerns that the economic recovery in the United States might not reach escape velocity

2

seemed to recede from investors’ minds, displaced by strong corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

A strong start, a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about 5% for the year. As investors searched for yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Toward the end of the fiscal year, an improving economic outlook nudged interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising rates and a confluence of other factors weighed on prices. The expiration of the

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

CPI
Consumer Price Index	1.63%	1.42%	2.12%

3

Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Heavy exposure to platinum muted fund performance
Vanguard Precious Metals and Mining Fund focuses on a small sector of the global stock market: companies that are involved in the mining of or exploration for precious and rare metals and minerals. Although the fund holds only about 40–50 stocks, they are diversified among the subsectors of the broad metals and mining industry. While diversification can help moderate some of the swings common in this notoriously volatile sector, investors should still expect the fund’s returns to vary widely from year to year.

Prices for silver (+73%), gold (+23%), and platinum (+19%) rose notably in the year ended January 31. In this investment environment, Vanguard Precious Metals and Mining Fund’s return—while impressive—lagged those of its comparative standards, which typically have more exposure to gold-oriented stocks and less to stocks related to other metals.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.27%	1.37%

The fund expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the fund’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Precious Metal Funds.

4

Although gold prices didn’t spike as high (in percentage terms) as those of some other metals during the period, gold set a new record and the majority of gold stocks performed exceptionally well. Gold is often considered a form of “insurance” against financial turmoil and global unrest, and events such as Europe’s sovereign debt crisis and extraordinary monetary initiatives in the United States added to its luster in the past year.

The fund’s relatively light exposure to gold-mining companies notwithstanding, such stocks were by far the most significant contributor to performance. Gold-oriented companies, including Centerra Gold (+59%) and Nevsun Resources (+211%), added more than 16 percentage points to the fund’s overall returns.

In an environment where some gold stocks produce triple-digit returns, clearly, more exposure is better; so the fund paid a price for its heavy allocation to other metals and minerals stocks. Platinum stocks, in particular, hurt results. Even though prices for the scarce metal rose almost as much as gold prices, in percentage terms, platinum mining companies—including Lonmin and Anglo Platinum, two of the world’s largest producers—suffered as strikes and other issues in their South African mines disrupted production.

In recent years, the fund has maintained heavy exposure to platinum stocks relative to the benchmark. However, during the period, the fund’s advisor, M&G Investment Management Ltd., began to slowly decrease the portfolio’s exposure to the

Total Returns
Ten Years Ended January 31, 2011

Average
Annual Return
Precious Metals and Mining Fund	21.39%
Spliced Precious Metals and Mining Index	21.37
Precious Metal Funds Average	23.16

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals and Mining Index thereafter.

Precious Metal Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

metal, bringing it more in line with the benchmark’s weighting, while at the same time increasing the portfolio’s allocation to gold stocks.

Fund returns benefited from strong stock selection in diversified metals and mining. Together, mineral sands miner Iluka Resources, Australian copper miner OZ Minerals, and diversified natural resource producer Sherritt International added more than 9 percentage points to the fund’s return.

Long-term performance remains impressive despite recent volatility
For the ten-year period ended January 31, the fund posted an average annual return of 21.39%. The fund’s returns were in line with those of its benchmark (+21.37%), and slightly less than the peer-group average (+23.16%). The fund significantly outperformed the broad U.S. stock market, which produced an average return of 2.47% a year over the past decade. These striking returns should be treated with extreme caution: In this highly volatile segment of the market, performance can turn quickly. For fiscal 2009, for example, the fund returned –60.16%, a result that was more than 20 percentage points worse than the –38.69% return of the overall U.S. stock market for the same period.

The fund’s advisor, London-based M&G Investment Management, has ably steered the fund through the inevitable ups and downs associated with this market segment. The advisor uses a bottom-up stock selection process that focuses on well-managed and returns-focused companies across the universe of precious metals and mining stocks. Thanks to its investment mandate, the fund is allowed to be more diversified than most of its peers; this helps temper some of the volatility that comes with this sector. And the fund’s exceptionally low expenses help investors keep more of the fund’s return.

A broadly diversified portfolio is always a good option
In recent years, investors have been involuntary passengers on the market’s wild ride. And while returns have been much brighter lately, we still can’t know what the future holds. However, one thing that we do know is that trying to predict when the market will rise or fall is a losing game.

The best way to deal with the market’s unpredictability is to create a long-term investment plan—one that includes a mix of stocks, bonds, and short-term investments that is appropriate for your goals and risk tolerance—and then stick with that plan, regardless of market conditions.

6

Vanguard Precious Metals and Mining Fund can play a minor role in such a well-balanced portfolio, providing exposure to precious metals and mining stocks in regions around the world. The fund’s highly concentrated focus on a narrow segment of the market can mean big risks and volatility, but the potential ups and downs loom much less large when the fund is used as a small component in a well-diversified portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 9, 2011

7

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a strong absolute return of 35.35% for the 12 months ended January 31, 2011. However, this result lagged that of the fund’s customized benchmark index, which gained 43.00%, and the 41.56% average return of its precious metals fund peers.

The markets
The price of gold continued its long-term strength during the period under review. The price per ounce rose from $1,100 at the start of February 2010, breaking $1,400 for the first time ever in November 2010 before finishing the period at $1,337 per ounce. A number of factors contributed to this performance. Initially, as concerns mounted regarding the impact of the sovereign debt crisis in Europe, investors were drawn to the metal’s “safehaven” qualities. As these fears gave way to greater optimism about the health of the global economy, gold prices were buoyed by investors’ perception that the metal would act as a hedge against rising inflation. Increased gold investment activity from China and a rebound in jewelry consumption in India, the world’s largest jewelry market, also played a role. Rising costs of extraction and declining ore grades around the world added support from the supply side.

Outside of gold, healthy global economic growth, supply-side constraints, and robust demand—especially from emerging markets—for natural resources resulted in a strong period for metals and minerals with broader industrial uses, as well as for the companies that produce them. Silver, copper, and iron ore all approached or reached record highs during the period, while platinum and nickel also registered strong gains.

The fund’s performance
In terms of contributors to fund performance, our preference for mid- capitalization gold producers with significant exploration potential, rather than the large North American producers (where valuations are, in our view, less attractive), proved beneficial. Canadian- listed producers Centerra Gold (which owns high-quality gold assets in Central Asia and the former Soviet Union) and Nevsun Resources (attractively valued gold assets in Eritrea), and U.K.-listed Hochschild Mining (silver and gold assets across Latin America) were among the holdings that added the most value.

The fund’s gold weighting remains focused on value-creating businesses that are improving their operating efficiency and long-term profitability. Some, such as Centerra, have recently initiated a dividend, an encouraging development that reflects improving attitudes toward capital allocation in the gold industry.

8

Elsewhere, well-managed, high-quality Australian mineral sands producer Iluka Resources was a noteworthy positive contributor, boosted by extremely robust demand for zircon, which is used in a broad range of industrial and consumer-oriented applications. Long-term prices for the mineral should be supported by the paucity of new sources of supply.

Turning to detractors, one of the central factors in the fund’s underperformance relative to the benchmark was its exposure to platinum. The fund’s holdings in U.K.-listed platinum producer Lonmin and South African producer Impala Platinum were hurt by a number of political and operational challenges, the most prominent being rising production costs at Lonmin as a result of ongoing problems with one of its key furnaces. A number of the fund’s other holdings, including Australian metal recycler Sims Metal Management, French kaolin producer Imerys, and Singapore-listed commodities logistics business Noble Group, failed to keep up with the broader mining rally.

Purchases and sales
We reduced the fund’s significant exposure to South African-based producers of platinum by selling out of Anglo Platinum and Impala Platinum. We did this partly in light of increased uncertainty regarding the political and operational environment in South Africa. Elsewhere, we decided to take profits from some of those stocks that have performed particularly well for the portfolio, but where the investment rationale was no longer as compelling as it had been. With this in mind, we closed the fund’s positions in U.K.-listed platinum processor Johnson Matthey, U.S. specialty minerals producer Minerals Technologies, and U.S. coal producer Peabody Energy.

By contrast, we made significant investments in gold producers during the past year, with a focus on firms that are generating high returns and cash flows from producing assets and that also have developmental possibilities. To that end, we initiated and built up substantial positions in Canada-listed gold miners Semafo and Anatolia Minerals Development and added to existing holdings in the aforementioned Centerra Gold and Nevsun Resources.

We also added to our holdings in Australian iron ore producer Aquila Resources, a well-managed business with valuable iron ore assets that are well positioned to supply growing Asian demand, and German potash producer K+S, a strong beneficiary of rising global demand for fertilizer products that improve crop yields. Finally, we built up a large position in returns-focused Australian copper and gold producer OZ Minerals, a highly cash-generative business with a capable management team and significant—and underappreciated—development potential.

9

Looking ahead
We continue to believe that appetite for a broad range of commodities will be supported over many years by infrastructure expenditure worldwide, as well as by industrialization and rising urbanization in developing markets. We remain convinced of the merits of sticking to long-term principles and focusing on both structural supply/demand imbalances and company fundamentals. In light of ongoing uncertainty about the global economic outlook, we shall continue to invest in financially sound, well-managed companies with strategically important assets whose value, we believe, is not properly appreciated by investors. It is of great importance to us that a company’s long-term growth prospects are supported by its recognition of the value of a returns- focused approach.

Portfolio Managers:

Graham E. French

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

February 23, 2011

10

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2011

Portfolio Characteristics
		S&P
		Precious	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	Index
Number of Stocks	48	336	3,858
Median Market Cap	$3.5B	$28.2B	$30.9B
Price/Earnings Ratio	39.1x	22.7x	17.7x
Price/Book Ratio	2.6x	2.7x	2.3x
Return on Equity	10.3%	17.6%	19.0%
Earnings Growth Rate	-5.7%	8.2%	6.0%
Dividend Yield	0.8%	1.0%	1.7%
Foreign Holdings	89.6%	90.0%	0.0%
Turnover Rate	34%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.27%	—	—
Short-Term Reserves	1.3%	—	—

Market Diversification (% of equity exposure)

Europe
United Kingdom			14.3%
France			9.9
Germany			4.7
Other			0.5
Subtotal			29.4%
Pacific
Australia			27.3%
Singapore			4.3
Subtotal			31.6%
Emerging Markets
South Africa			1.3%
Peru			1.0
Other			0.8
Subtotal			3.1%
North America
Canada			26.9%
United States			9.0
Subtotal			35.9%

Volatility Measures
	S&P
	Precious	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	Index
R-Squared	0.92	0.61
Beta	1.05	1.48
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Iluka Resources Ltd.	Diversified Metals
	& Mining	7.1%
Newmont Mining Corp.	Gold	7.0
Hochschild Mining plc	Precious Metals &
	Minerals	6.3
Centerra Gold Inc.	Gold	5.7
OZ Minerals Ltd.	Diversified Metals
	& Mining	5.5
Imerys SA	Construction
	Materials	5.1
Aquila Resources Ltd.	Coal & Consumable
	Fuels	4.8
Lonmin plc	Precious Metals &
	Minerals	4.8
Eramet	Diversified Metals
	& Mining	4.7
K+S AG	Fertilizers &
	Agricultural
	Chemicals	4.6
Top Ten		55.6%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratio was 0.27%.

11

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Precious Metals and Mining Fund	35.35%	8.57%	21.39%	$69,501
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	2.47	12,759
Spliced Precious Metals and Mining
Index	43.00	13.99	21.37	69,334
Precious Metal Funds Average	41.56	13.22	23.16	80,266

Spliced Precious Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Custom Precious Metals an Mining Index thereafter.
Precious Metal Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

12

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	37.45%	14.29%	22.53%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

13

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.4%)
Australia (26.9%)
*,1	Iluka Resources Ltd.	41,783,827	358,880
1	OZ Minerals Ltd.	166,000,000	275,736
*,1	Aquila Resources Ltd.	26,302,267	241,802
*,1	St. Barbara Ltd.	51,000,000	97,094
1	Medusa Mining Ltd.	13,550,000	92,107
*,1	Resolute Mining Ltd.	51,965,029	69,127
	Sims Metal
	Management Ltd.	2,451,502	47,131
1	Panoramic
	Resources Ltd.	19,700,000	46,214
*,1	Cudeco Ltd.	13,000,000	45,365
*	Giralia Resources NL	5,900,000	27,809
	BHP Billiton Ltd.	400,000	17,777
*,1	Equatorial
	Resources Ltd.	5,000,000	16,927
*,1	Apex Minerals NL	385,000,000	8,648
*	Gindalbie Metals Ltd.	4,000,000	5,359
*,1	Drummond Gold Ltd.	25,000,000	2,002
*,^	Zambezi Resources Ltd.	4,895,833	106
*	MIL Resources Ltd.	1,678,671	50
			1,352,134
Belgium (0.4%)
	Umicore SA	400,000	20,565

Canada (26.5%)
1	Centerra Gold Inc.	18,000,000	288,870
*,1	Nevsun Resources Ltd.	38,500,000	229,920
*,1	SEMAFO Inc.	19,450,000	198,122
1	Sherritt
	International Corp.	19,475,000	169,982
	Eldorado Gold Corp.	8,350,000	134,170
*,1	Anatolia Minerals
	Development Ltd.	19,300,000	127,401
*,1	Harry Winston
	Diamond Corp.	9,750,000	105,450

			Market
			Value•
		Shares	($000)
	*,^,1Minefinders Corp.	5,800,000	56,202
	Franco-Nevada Corp.	250,000	6,948
*	Bear Creek Mining Corp.	750,000	6,217
*	Claude Resources Inc.	2,400,000	4,536
*	Lake Shore Gold Corp.	1,000,000	3,695
			1,331,513
	France (9.8%)
1	Imerys SA	3,900,000	257,069
	Eramet	660,000	234,312
			491,381
	Germany (4.6%)
	K+S AG	3,150,000	232,648

	Indonesia (0.2%)
	International Nickel
	Indonesia Tbk PT	17,500,000	8,900

	Ireland (0.1%)
*	Kenmare Resources plc	13,627,035	7,757

	Papua New Guinea (0.1%)
*	Bougainville Copper Ltd.	2,000,000	2,997

	Peru (1.0%)
	Cia de Minas
	Buenaventura SA ADR	1,200,000	49,200

	Russia (0.5%)
*	Uralkali GDR	650,000	24,636

	Singapore (4.2%)
	Noble Group Ltd.	124,180,353	213,044

	South Africa (1.3%)
	Northam Platinum Ltd.	11,000,000	65,809

14

Precious Metals and Mining Fund

			Market
			Value
		Shares	($000)
United Kingdom (14.0%)
1	Hochschild Mining plc	40,500,000	315,318
	Lonmin plc	9,012,213	239,644
	Petropavlovsk plc	8,800,000	144,366
	Vedanta Resources plc	100,000	3,645
*	Mwana Africa plc	9,880,219	1,741
*	Gemfields plc	3,333,333	831
			705,545
United States (8.8%)
	Newmont Mining Corp.	6,400,000	352,448
1	AMCOL
	International Corp.	3,080,000	92,154
			444,602
Total Common Stocks
(Cost $3,739,520)			4,950,731
Precious Metals (0.1%)
*	Platinum Bullion
	(In Troy Ounces)	2,009	3,594
Total Precious Metals
(Cost $1,213)			3,594
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
2,3	Vanguard Market
	Liquidity Fund, 0.207%
	(Cost $69,867)	69,866,815	69,867
Total Investments (99.9%)
(Cost $3,810,600)			5,024,192
Other Assets and Liabilities (0.1%)
Other Assets			39,512
Liabilities[3]			(33,620)
			5,892
Net Assets (100%)
Applicable to 208,266,640 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			5,030,084
Net Asset Value Per Share			$24.15

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	5,024,192
Receivables for Investment
Securities Sold	30,578
Receivables for Capital Shares Issued	6,195
Other Assets	2,739
Total Assets	5,063,704
Liabilities
Payables for Capital Shares Redeemed	17,323
Security Lending Collateral Payable
to Brokers	4,022
Other Liabilities	12,275
Total Liabilities	33,620
Net Assets	5,030,084

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,072,704
Overdistributed Net Investment Income	(227,207)
Accumulated Net Realized Losses	(29,139)
Unrealized Appreciation (Depreciation)
Investment Securities	1,213,592
Foreign Currencies	134
Net Assets	5,030,084

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,243,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,022,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	37,135
Interest[2]	309
Security Lending	1,190
Total Income	38,634
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,341
Performance Adjustment	(2,306)
The Vanguard Group—Note C
Management and Administrative	7,380
Marketing and Distribution	940
Custodian Fees	366
Auditing Fees	24
Shareholders’ Reports	63
Trustees’ Fees and Expenses	6
Total Expenses	11,814
Net Investment Income	26,820
Realized Net Gain (Loss)
Investment Securities Sold[2]	138,035
Foreign Currencies	52
Realized Net Gain (Loss)	138,087
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,088,614
Foreign Currencies	669
Change in Unrealized Appreciation (Depreciation)	1,089,283
Net Increase (Decrease) in Net Assets Resulting from Operations	1,254,190

1 Dividends are net of foreign withholding taxes of $709,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $22,989,000, $309,000, and ($146,110,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

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Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,820	17,349
Realized Net Gain (Loss)	138,087	(61,858)
Change in Unrealized Appreciation (Depreciation)	1,089,283	1,391,219
Net Increase (Decrease) in Net Assets Resulting from Operations	1,254,190	1,346,710
Distributions
Net Investment Income	(221,507)	(53,316)
Realized Capital Gain	(38,436)	—
Total Distributions	(259,943)	(53,316)
Capital Share Transactions
Issued	1,200,221	1,369,003
Issued in Lieu of Cash Distributions	239,830	48,944
Redeemed[1]	(1,088,329)	(671,175)
Net Increase (Decrease) from Capital Share Transactions	351,722	746,772
Total Increase (Decrease)	1,345,969	2,040,166
Net Assets
Beginning of Period	3,684,115	1,643,949
End of Period[2]	5,030,084	3,684,115

1 Net of redemption fees for fiscal 2011 and 2010 of $2,999,000 and $2,627,000, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($227,207,000) and ($53,960,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.74	$10.74	$33.45	$28.64	$27.08
Investment Operations
Net Investment Income	.181	.093[1]	.653	.900[1]	.560
Net Realized and Unrealized Gain (Loss)
on Investments[2]	6.521	8.207	(19.849)	8.362	4.027
Total from Investment Operations	6.702	8.300	(19.196)	9.262	4.587
Distributions
Dividends from Net Investment Income	(1.101)	(.300)	(.763)	(.670)	(.490)
Distributions from Realized Capital Gains	(.191)	—	(2.751)	(3.782)	(2.537)
Total Distributions	(1.292)	(.300)	(3.514)	(4.452)	(3.027)
Net Asset Value, End of Period	$24.15	$18.74	$10.74	$33.45	$28.64

Total Return[3]	35.35%	77.75%	-60.16%	33.97%	17.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,030	$3,684	$1,644	$4,635	$3,444
Ratio of Total Expenses to
Average Net Assets[4]	0.27%	0.27%	0.30%	0.28%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.61%	0.59%[1]	2.17%	2.70%[1]	1.88%
Portfolio Turnover Rate	34%	17%	22%	29%	24%

1 Net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2008, include $.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $.134 and 0.90% respectively. The reallocation has no impact on net assets, net asset values per share, or total returns.
2 Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.03.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.08%), 0.00%, (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

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Precious Metals and Mining Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Custom Precious Metals and Mining Index. For the year ended January 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $2,306,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $961,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	1,776,115	—	—
Common Stocks—Other	49,200	3,125,416	—
Precious Metals	3,594	—	—
Temporary Cash Investments	69,867	—	—
Total	1,898,776	3,125,416	—

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Precious Metals and Mining Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2011:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2010	98
Total Purchases	54,978
Transfers out of Level 3	(92,687)
Change in Unrealized Appreciation (Depreciation)	37,611
Balance as of January 31, 2011	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2011, the fund realized net foreign currency gains of $52,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2011, the fund realized gains on the sale of passive foreign investment companies of $22,937,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Unrealized appreciation of $244,271,000 on the fund’s passive foreign investment company holdings through October 31, 2010 (the most recent previous mark-to-market date for tax purposes), has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2010, unrealized appreciation on passive foreign investment company holdings decreased by $13,190,000, decreasing the amount of taxable income available for distribution as of January 31, 2011. Unrealized appreciation on the fund’s passive foreign investment company holdings at January 31, 2011, was $231,081,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,549,000 from overdistributed net investment income, and $322,000 from accumulated net realized losses, to paid-in capital.

21

Precious Metals and Mining Fund

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2010, the fund realized gains on the sale of these securities of $20,516,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. During the year ended January 31, 2011, the remaining marked-to-market securities were sold; as a result the remaining $25,490,000 difference between financial statement and tax-basis realized and unrealized gains and losses reversed during the current year.

For tax purposes, at January 31, 2011, the fund had $11,019,000 of ordinary income available for distribution. The fund used a capital loss carryforward of $52,818,000 to offset taxable capital gains realized during the year ended January 31, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed in December 2010 included net gains realized through October 31, 2010. The fund realized losses of $29,139,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At January 31, 2011, the cost of investment securities for tax purposes was $4,041,681,000.

Net unrealized appreciation of investment securities for tax purposes was $982,511,000, consisting of unrealized gains of $1,236,760,000 on securities that had risen in value since their purchase and $254,249,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked to market for tax purposes.

F. During the year ended January 31, 2011, the fund purchased $1,640,151,000 of investment securities and sold $1,411,016,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	51,798	81,521
Issued in Lieu of Cash Distributions	9,325	2,952
Redeemed	(49,471)	(40,946)
Net Increase (Decrease) in Shares Outstanding	11,652	43,527

22

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2010			Proceeds from		Jan. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
AMCOL International Corp.	76,144	1,485	—	2,182	92,154
Anatolia Minerals Development Ltd.	NA1	98,336	—	—	127,401
Apex Minerals NL	7,085	2,288	—	—	8,648
Aquila Resources Ltd.	NA1	137,355	—	—	241,802
Centerra Gold Inc.	162,058	24,220	—	885	288,870
Cudeco Ltd.	NA1	35,811	—	—	45,365
Drummond Gold Ltd	NA1	2,835	—	—	2,002
Equatorial Resources Ltd.	NA1	9,242	—	—	16,927
Harry Winston Diamond Corp.	83,200	7,015	—	—	105,450
Hochschild Mining plc	135,378	42,231	—	1,430	315,318
Iluka Resources Ltd.	121,198	—	—	—	358,880
Imerys SA	224,312	—	9,560	4,373	257,069
Johnson Matthey plc	262,966	—	273,075	2,741	—
Lonmin PLC	297,263	—	33,229	1,566	NA2
Medusa Mining Ltd.	NA1	76,511	—	172	92,107
Minefinders Corp.	NA1	46,308	—	—	56,202
Nevsun Resources Ltd.	24,924	54,978	—	—	229,920
OZ Minerals Ltd.	NA1	203,511	—	3,175	275,736
Panoramic Resources Ltd.	31,730	—	—	3,010	46,214
Petropavlovsk plc	131,813	61,010	54,598	1,026	NA2
Resolute Mining Ltd.	32,015	15,510	—	—	69,127
SEMAFO Inc.	NA1	139,683	—	—	198,122
Sherritt International Corp.	98,625	18,150	—	2,429	169,982
St. Barbara Ltd.	39,500	35,955	—	—	97,094
	1,728,211			22,989	3,094,390

1 Not applicable—At January 31, 2010, the issuer was not an affiliated company of the fund.
2 Not applicable—At January 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund: In our opinion, the accompanying statement of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $38,773,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $26,160,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 2.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $26,296,000 and foreign taxes paid of $709,000. Shareholders received more detailed information with their Form 1099-DIV in January 2011 to determine the calendar-year amounts to be included on their 2010 tax returns.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	35.35%	8.57%	21.39%
Returns After Taxes on Distributions	33.43	6.59	19.46
Returns After Taxes on Distributions and Sale of Fund Shares	23.43	6.74	18.64

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended January 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2010	1/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,263.73	$1.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

28

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032011

Vanguard Health Care Fund
Annual Report

January 31, 2011

> For the fiscal year ended January 31, 2011, Vanguard Health Care Fund returned about 8%.

> The fund’s results were better than those of its benchmark index and its peer group.

> A number of product setbacks and uncertainty over health care reform hurt the sector’s performance compared with that of the broad U.S. stock market.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

Total
Returns
Vanguard Health Care Fund
Investor Shares	7.95%
Admiral™ Shares	7.99
Spliced Health Care Index	5.41
Global Health/Biotechnology Funds Average	5.87

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2010 , Through January 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$120.06	$124.30	$2.007	$3.203
Admiral Shares	50.67	52.45	0.874	1.352

1

Chairman’s Letter

Dear Shareholder,

The global financial markets have experienced their share of ups and downs over the past year. Still, despite the bumpy ride, U.S. stocks ended the period with strong double-digit gains. Stocks in the health care sector fell short of the broad market, as uncertainty surrounding health care reform weighed on returns across the industry.

For the 12 months ended January 31, 2011, Vanguard Health Care Fund returned about 8%, outperforming its benchmark, the Spliced Health Care Index, which returned about 5%. Benchmark comparisons may be distorted by the fund’s change from an all-U.S. benchmark to a more global one on June 1, 2010. The fund also bested the average return of about 6% for global health and biotechnology funds for the period.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns later in this report.

Also, please note that on October 6 Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds, including the Health Care Fund, to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

2

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns in the year ended January 31, 2011, with much of the strength materializing in the second half of the year. Europe’s sovereign debt challenges and concerns that the economic recovery in the United States might not reach escape velocity seemed to recede from investors’ minds, displaced by strong corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

A strong start, a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

CPI
Consumer Price Index	1.63%	1.42%	2.12%

3

5% for the year. As investors searched for yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Toward the end of the fiscal year, an improving economic outlook nudged interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising rates and a confluence of other factors weighed on prices. The expiration of the Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

A period of product problems and regulatory uncertainty
For more than 25 years, Vanguard Health Care Fund has offered investors low-cost exposure to domestic and foreign companies involved in various aspects of the health care industry, including pharmaceutical firms, medical supply companies, and biotechnology firms.

Although the fund tends to be more geographically diverse and to exhibit lower turnover than other health care

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.36%	0.29%	1.39%

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the fund’s expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is  derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Global Health/Biotechnology Funds.

4

funds, its performance still hinges on the fortunes of a single stock market sector. When health care stocks lead the market, the fund tends to follow along, and when they trail, fund returns tend to be below those of the broad market.

The fiscal year ended January 31 is a good example of these tendencies: The health care sector significantly lagged the broad U.S. stock market amid setbacks in the pharmaceutical and medical equipment industries, as well as general uncertainty surrounding health care reform legislation.

The pharmaceutical industry—which accounted for more than 50% of the fund and almost 60% of its benchmark, on average, during the period—had to contend with expiring patents on several blockbuster drugs. In addition, the U.S. Food and Drug Administration has tightened regulations over the past few years, slowing the approval process for new drugs and making it harder for some pharmaceutical companies to replace drugs whose patents are expiring.

Despite the ongoing struggles within the industry, the fund’s pharmaceutical holdings contributed almost two percentage points to its overall return. Still, the fund’s performance in this area lagged the benchmark’s performance, mostly because the fund did not hold some of the industry’s stronger performers.

Total Returns
Ten Years Ended January 31, 2011

Average
Annual Return
Health Care Fund Investor Shares	5.78%
Spliced Health Care Index	-0.30
Global Health/Biotechnology Funds Average	2.10

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Overall, your fund’s advisor, Wellington Management Company, llp, made strong stock choices in several areas, including managed health care, health care distribution, and biotechnology, to help the fund outperform both its benchmark index and its peers among global health and biotechnology funds.

Fund’s long-term results trump competitors’ average
Vanguard Health Care Fund’s long-term results remain exemplary, despite the extremely volatile investment environment of the last few years. For the ten-year period ended January 31, the fund’s Investor Shares had an average annual return of 5.78%, significantly better than that of the fund’s benchmark (–0.30%), which previously did not include companies based abroad, and peer group (+2.10%). The fund also outperformed the broad U.S. stock market for the ten-year period—the Dow Jones U.S. Total Stock Market Index had an average annual return of 2.47%.

The fund’s performance reflects a decade that included both the collapse of the tech-stock bubble early on and the trauma of the recent financial crisis. The credit goes to Wellington, your fund’s experienced advisor, whose superior portfolio management and stock-picking skills, coupled with the fund’s exceptionally low costs, have produced notable results for long-term shareholders. (For a comparison of your fund’s costs with the average for competitors, see the table on page 4.)

Stay focused on future goals and long-term performance
In recent years, investors have been swept along on the market’s wild ride. And while returns have been much brighter lately, we still can’t be sure what the future holds, only that the market will continue to experience its share of ups and downs.

We counsel investors that the best way to deal with the market’s unpredictability is to block out the short-term noise. Instead, focus on creating a long-term investment plan—one that includes a mix of stock, bond, and money market funds that is appropriate for your goals and risk tolerance—and do your best to stick with that plan.

As part of such a well-balanced portfolio, Vanguard Health Care Fund offers investors the opportunity to obtain broad exposure to one of the economy’s most innovative segments, at a very low cost.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 9, 2011

6

Advisor’s Report

Vanguard Health Care Fund gained about 8% for the 12 months ended January 31, 2011, outperforming its spliced health care benchmark, which returned about 5%. The broadly diversified S&P 500 Index returned about 22%, significantly outpacing health care stocks over the course of the period.

The investment environment
Health care industry stocks struggled relative to the broader market as a number of factors led to lower health care pricing and utilization. Austerity measures undertaken by European governments reduced volumes and prices across many medical categories. In the United States, the much anticipated impact of drug patent expirations began to be felt in earnest around year-end. In addition, with its defensive qualities, it is not unexpected for the health care sector to lag the market in an environment where risk aversion subsides.

Our successes
UnitedHealth Group was one of the largest contributors to fund performance during the year. It led a strong managed care group that performed well across the board. Managed care companies benefited from lower medical costs and utilization as a result of the weak economy. McKesson contributed strongly to the portfolio’s performance as drug distributors’ stock prices rose during the year in response to favorable earnings. The fund also benefited from acquisition activity; OSI

Major Portfolio Changes
Fiscal Year Ended January 31, 2011

Additions	Comments
Gilead Sciences	Increased our position because of the weakness of the stock
price; fundamentals and outlook remain strong.
Vertex Pharmaceuticals	Purchased on weakness before the launch of an important hepatitis C drug.
NuVasive	Took advantage of weakness resulting from slower revenue
growth to initiate a position.
Reductions	Comments
Sanofi-Aventis	Trimmed our position as the company pursued a large acquisition.
OSI Pharmaceuticals	Eliminated our position following the announcement of an
acquisition offer by Astellas Pharma.
Genzyme	Pared back our position following an acquisition offer by Sanofi-Aventis.

7

Pharmaceuticals was acquired mid-year by Astellas, and Genzyme received a tender offer from Sanofi-Aventis.

Our shortfalls
The stock price of Abbott Laboratories declined as the market focused on the company’s increasing reliance on Humira, its largest product for autoimmune diseases. Merck shares fell during the period owing to a setback involving Vorapaxar, an important cardiovascular pipeline drug. Roche underperformed as its important cancer drug, Avastin, showed a less-than-expected benefit in breast cancer and the market generally became more concerned about the impact of “biosimilar” drugs on blockbuster protein therapies.

The fund’s positioning
The health care industry continues to face risks, but it also has opportunities. While we are more comfortable with the potential impact of health care reform on the industry, significant uncertainty remains, as the legislation is likely to be modified over the coming years. Also, the U.S. Food and Drug Administration remains in a conservative posture, and we are hoping for signs of more predictability from the agency. On the positive side, emerging markets represent a new growth frontier for the global therapeutic and device companies.

We will continue to strive to identify as early as possible the drugs and devices with the best chances of changing medicine, as well as the service companies that are best positioned to capture opportunities along the health care chain. We will continue to stay diversified, focused on the long haul, and positioned in the most attractive health care stocks.

Edward P. Owens, CFA
Senior Vice President and Portfolio Manager

Jean M. Hynes, CFA
Senior Vice President and Associate Portfolio Manager

Wellington Management Company, LLP

February 11, 2011

8

Health Care Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VGHCX		VGHAX
Expense Ratio[1]	0.36%		0.29%
30-Day SEC Yield	1.40%		1.45%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	Index
Number of Stocks	78	138	3,858
Median Market Cap	$23.8B	$48.5B	$30.9B
Price/Earnings Ratio	13.4x	14.8x	17.7x
Price/Book Ratio	2.2x	2.5x	2.3x
Return on Equity	19.3%	20.9%	19.0%
Earnings Growth Rate	9.9%	9.9%	6.0%
Dividend Yield	2.1%	2.6%	1.7%
Foreign Holdings	21.0%	42.3%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	7.2%	—	—

Volatility Measures
	Spliced	DJ
	Health	U.S. Total
	Care	Market
	Index	Index
R-Squared	0.96	0.66
Beta	0.98	0.64
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	5.5%
Forest Laboratories Inc.	Pharmaceuticals	4.6
Pfizer Inc.	Pharmaceuticals	4.0
McKesson Corp.	Health Care
	Distributors	3.9
UnitedHealth Group Inc.	Managed Health
	Care	3.9
Roche Holding AG	Pharmaceuticals	3.7
AstraZeneca plc	Pharmaceuticals	3.6
Abbott Laboratories	Pharmaceuticals	3.2
Eli Lilly & Co.	Pharmaceuticals	3.0
Amgen Inc.	Biotechnology	2.9
Top Ten		38.3%
The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland		5.4%
United Kingdom		4.3
France		1.8
Other		1.7
Subtotal		13.2%
Pacific
Japan		9.4%
North America
United States		77.4%

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

9

Health Care Fund

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	10.2%	8.5%
Consumer Staples	2.2	0.0
Health Care Distributors	6.0	2.7
Health Care Equipment	9.7	12.0
Health Care Facilities	1.6	0.2
Health Care Services	3.5	5.0
Health Care Supplies	0.9	1.0
Health Care Technology	1.6	0.3
Industrials	0.4	0.0
Life Sciences Tools &
Services	0.3	3.4
Managed Health Care	13.1	4.9
Materials	1.2	0.0
Pharmaceuticals	49.3	62.0

10

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended January 31, 2011
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
Health Care Fund Investor Shares	7.95%	3.67%	5.78%	$43,846
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	2.47	31,898
Spliced Health Care Index	5.41	2.13	-0.30	24,255
Global Health/Biotechnology Funds
Average	5.87	1.42	2.10	30,787

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

11

Health Care Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Health Care Fund Admiral Shares	7.99%	3.74%	6.63%	$90,393
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	4.88	77,584
Spliced Health Care Index	5.41	2.13	1.74	58,643
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	6.16%	3.93%	4.82%
Admiral Shares	11/12/2001	6.21	4.00	6.52[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

12

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.1%)
United States (72.1%)
Biotechnology (9.4%)
*	Amgen Inc.	10,638,455	585,966
*,1	Cephalon Inc.	5,711,230	337,419
*	Gilead Sciences Inc.	7,307,100	280,446
*	Genzyme Corp.	3,069,340	225,136
*	Vertex Pharmaceuticals
	Inc.	3,893,200	151,407
*	Biogen Idec Inc.	2,270,000	148,617
*	Onyx Pharmaceuticals
	Inc.	1,307,200	46,125
*	United Therapeutics Corp.	354,500	24,099
*	Amylin Pharmaceuticals
	Inc.	1,357,200	21,959
*	Ironwood
	Pharmaceuticals Inc.	2,000,000	21,580
*	Regeneron
	Pharmaceuticals Inc.	600,000	20,208
*	Cubist Pharmaceuticals
	Inc.	886,542	19,451
			1,882,413
Chemicals (1.1%)
	Sigma-Aldrich Corp.	3,380,000	215,137

Food & Staples Retailing (2.0%)
	Walgreen Co.	9,744,700	394,076

Food Products (0.0%)
*	Dean Foods Co.	700,000	7,105

Health Care Equipment & Supplies (9.9%)
*	St. Jude Medical Inc.	8,810,900	356,841
	Medtronic Inc.	7,201,100	275,946
	Becton Dickinson and Co.	3,202,500	265,647
	Beckman Coulter Inc.	2,861,784	206,077
	Baxter International Inc.	3,700,000	179,413
*	Boston Scientific Corp.	21,300,000	148,674
	Covidien plc	1,950,000	92,567

			Market
			Value
		Shares	($000)
*	CareFusion Corp.	3,568,354	91,814
*	Zimmer Holdings Inc.	1,500,000	88,740
	DENTSPLY International
	Inc.	2,485,400	88,182
	Alcon Inc.	500,000	81,430
*,1	NuVasive Inc.	2,130,103	59,526
	STERIS Corp.	803,083	27,963
			1,962,820
Health Care Providers & Services (22.4%)
	McKesson Corp.	10,289,900	773,492
	UnitedHealth Group Inc.	18,685,100	767,023
*	WellPoint Inc.	7,602,400	472,261
*	Humana Inc.	6,560,094	380,289
	Quest Diagnostics Inc.	6,085,400	346,564
	CIGNA Corp.	7,710,600	323,999
	Cardinal Health Inc.	6,236,708	258,886
*,1	Coventry Health Care Inc.	8,627,500	258,566
*	Laboratory Corp.
	of America Holdings	2,681,360	241,081
	Universal Health
	Services Inc. Class B	4,020,800	169,276
*	Health Net Inc.	4,663,458	133,048
*,1	Health Management
	Associates Inc. Class A	14,456,900	131,558
	Owens & Minor Inc.	3,000,000	88,590
	Aetna Inc.	2,250,000	74,115
*	DaVita Inc.	304,600	22,495
*	WellCare Health Plans
	Inc.	449,000	13,425
			4,454,668
Health Care Technology (1.5%)
*	Cerner Corp.	2,950,000	291,607

Life Sciences Tools & Services (0.3%)
*	Parexel International Corp.	2,740,400	63,605

Machinery (0.4%)
	Pall Corp.	1,504,600	83,370

13

Health Care Fund

			Market
			Value
		Shares	($000)
	Pharmaceuticals (25.1%)
	Merck & Co. Inc.	32,730,248	1,085,662
*,1	Forest Laboratories Inc.	28,353,000	914,668
	Pfizer Inc.	43,559,788	793,659
	Abbott Laboratories	14,100,000	636,756
	Eli Lilly & Co.	17,029,900	592,130
	Johnson & Johnson	5,200,000	310,804
	Bristol-Myers Squibb Co.	9,078,361	228,593
	Perrigo Co.	3,109,100	226,156
*	Watson Pharmaceuticals
	Inc.	1,750,000	95,410
*	Hospira Inc.	1,095,070	60,481
*	Salix Pharmaceuticals
	Ltd.	1,000,000	40,970
	Warner Chilcott plc
	Class A	232,200	5,570
			4,990,859
	Total United States		14,345,660
	International (21.0%)
	Belgium (0.4%)
	UCB SA	2,350,678	84,181

	France (1.7%)
	Sanofi-Aventis SA	4,184,974	285,510
	Ipsen SA	1,400,000	48,897
			334,407
	Germany (0.8%)
	Bayer AG	1,694,656	124,975
	Fresenius Medical Care
	AG & Co. KGaA	611,950	35,812
			160,787
	Ireland (0.3%)
*	Elan Corp. plc ADR	8,462,700	57,123

	Japan (8.7%)
	Astellas Pharma Inc.	14,065,700	536,385
	Takeda Pharmaceutical
	Co. Ltd.	5,949,900	286,084
	Daiichi Sankyo Co. Ltd.	12,251,500	265,711
^	Eisai Co. Ltd.	5,993,700	207,388
	Shionogi & Co. Ltd.	10,586,534	194,202
	Mitsubishi Tanabe
	Pharma Corp.	7,100,000	113,502
	Chugai Pharmaceutical
	Co. Ltd.	4,651,800	85,517
	Ono Pharmaceutical
	Co. Ltd.	960,000	46,638
			1,735,427
	Switzerland (5.0%)
	Roche Holding AG	4,263,977	648,375
	Novartis AG	4,869,880	271,552
	Roche Holding AG
	(Bearer)	514,320	80,950
			1,000,877

		Market
		Value
	Shares	($000)
United Kingdom (4.1%)
AstraZeneca plc	14,681,500	713,040
GlaxoSmithKline plc ADR	2,542,381	92,365
		805,405
Total International		4,178,207
Total Common Stocks
(Cost $12,587,892)		18,523,867
Temporary Cash Investments (8.3%)
Money Market Fund (0.1%)
2,3 Vanguard Market
Liquidity Fund, 0.207%	25,550,000	25,550

	Face
	Amount
	($000)
Repurchase Agreements (6.2%)
Barclays Capital Inc.
0.220%, 2/1/11 (Dated
1/31/11, Repurchase
Value $1,044,406,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.500%–5.000%,
11/1/25–8/1/40, Federal
National Mortgage Assn.
2.826%–5.000%,
9/1/25–1/1/41, and
Government National
Mortgage Assn.
3.500%–5.500%,
7/15/39–1/20/41)	1,044,400	1,044,400
Morgan Stanley 0.220%,
2/1/11 (Dated 1/31/11,
Repurchase Value
$188,001,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.500%–5.000%,
5/1/21–12/1/40)	188,000	188,000
		1,232,400
Commercial Paper (2.0%)
General Electric
Capital Services Inc.,
0.250%, 5/2/11	200,000	199,884
General Electric
Capital Services Inc.,
0.321%, 6/14/11	200,000	199,810
		399,694
Total Temporary Cash Investments
(Cost $1,657,588)		1,657,644
Total Investments (101.4%)
(Cost $14,245,480)		20,181,511

14

Health Care Fund

Market
Value
($000)
Other Assets and Liabilities (-1.4%)
Other Assets	93,478
Liabilities[3]	(369,753)
(276,275)
Net Assets (100%)	19,905,236

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	20,181,511
Receivables for Investment
Securities Sold	56,909
Other Assets	36,569
Total Assets	20,274,989
Liabilities
Payables for Investment
Securities Purchased	253,612
Other Liabilities	116,141
Total Liabilities	369,753
Net Assets	19,905,236

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	13,872,668
Overdistributed Net Investment Income	(36,363)
Accumulated Net Realized Gains	135,286
Unrealized Appreciation (Depreciation)
Investment Securities	5,936,031
Foreign Currencies and
Forward Currency Contracts	(2,386)
Net Assets	19,905,236

Investor Shares—Net Assets
Applicable to 67,955,756 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,446,721
Net Asset Value Per Share—
Investor Shares	$124.30

Admiral Shares—Net Assets
Applicable to 218,453,556 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,458,515
Net Asset Value Per Share—
Admiral Shares	$52.45

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $24,246,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $25,550,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	388,660
Interest	3,855
Security Lending	3,699
Total Income	396,214
Expenses
Investment Advisory Fees—Note B	29,398
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,346
Management and Administrative—Admiral Shares	11,770
Marketing and Distribution—Investor Shares	2,129
Marketing and Distribution—Admiral Shares	1,574
Custodian Fees	467
Auditing Fees	27
Shareholders’ Reports—Investor Shares	173
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	30
Total Expenses	63,946
Net Investment Income	332,268
Realized Net Gain (Loss)
Investment Securities Sold[2]	494,277
Foreign Currencies and Forward Currency Contracts	1,569
Realized Net Gain (Loss)	495,846
Change in Unrealized Appreciation (Depreciation)
Investment Securities	667,348
Foreign Currencies and Forward Currency Contracts	(3,155)
Change in Unrealized Appreciation (Depreciation)	664,193
Net Increase (Decrease) in Net Assets Resulting from Operations	1,492,307

1 Dividends are net of foreign withholding taxes of $14,900,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $31,823,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	332,268	325,728
Realized Net Gain (Loss)	495,846	346,877
Change in Unrealized Appreciation (Depreciation)	664,193	3,255,909
Net Increase (Decrease) in Net Assets Resulting from Operations	1,492,307	3,928,514
Distributions
Net Investment Income
Investor Shares	(137,642)	(169,451)
Admiral Shares	(186,814)	(130,015)
Realized Capital Gain[1]
Investor Shares	(249,625)	(70,199)
Admiral Shares	(269,464)	(51,618)
Total Distributions	(843,545)	(421,283)
Capital Share Transactions
Investor Shares	(3,590,779)	(827,665)
Admiral Shares	2,535,574	(422,405)
Net Increase (Decrease) from Capital Share Transactions	(1,055,205)	(1,250,070)
Total Increase (Decrease)	(406,443)	2,257,161
Net Assets
Beginning of Period	20,311,679	18,054,518
End of Period[2]	19,905,236	20,311,679

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $15,575,000 and $32,329,000, respectively. Short-term gain distribution are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($36,363,000) and ($25,007,000).

See accompanying Notes, which are an integral part of the Financial Statements.

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Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$120.06	$99.12	$133.80	$149.69	$143.39
Investment Operations
Net Investment Income	2.046	1.902	1.998	2.766[1]	1.953
Net Realized and Unrealized Gain (Loss)
on Investments	7.404	21.530	(25.229)	(5.317)	13.107
Total from Investment Operations	9.450	23.432	(23.231)	(2.551)	15.060
Distributions
Dividends from Net Investment Income	(2.007)	(1.761)	(1.925)	(2.747)	(2.100)
Distributions from Realized Capital Gains	(3.203)	(.731)	(9.524)	(10.592)	(6.660)
Total Distributions	(5.210)	(2.492)	(11.449)	(13.339)	(8.760)
Net Asset Value, End of Period	$124.30	$120.06	$99.12	$133.80	$149.69

Total Return[2]	7.95%	23.63%	-17.44%	-1.97%	10.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,447	$11,692	$10,478	$14,314	$16,662
Ratio of Total Expenses to
Average Net Assets	0.35%	0.36%	0.29%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.73%	1.64%	1.78%[1]	1.33%
Portfolio Turnover Rate	9%	6%	12%	9%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.585 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction or account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$50.67	$41.83	$56.47	$63.19	$60.52
Investment Operations
Net Investment Income	.891	.835	.879	1.220[1]	.877
Net Realized and Unrealized Gain (Loss)
on Investments	3.115	9.091	(10.648)	(2.257)	5.542
Total from Investment Operations	4.006	9.926	(9.769)	(1.037)	6.419
Distributions
Dividends from Net Investment Income	(.874)	(.777)	(.852)	(1.212)	(.938)
Distributions from Realized Capital Gains	(1.352)	(.309)	(4.019)	(4.471)	(2.811)
Total Distributions	(2.226)	(1.086)	(4.871)	(5.683)	(3.749)
Net Asset Value, End of Period	$52.45	$50.67	$41.83	$56.47	$63.19

Total Return[2]	7.99%	23.72%	-17.38%	-1.90%	10.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,459	$8,619	$7,576	$10,513	$10,819
Ratio of Total Expenses to
Average Net Assets	0.30%	0.29%	0.22%	0.18%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.72%	1.80%	1.71%	1.86%[1]	1.41%
Portfolio Turnover Rate	9%	6%	12%	9%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.247 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

20

Health Care Fund

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2011, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $3,362,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

21

Health Care Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	14,345,660	—	—
Common Stocks—International	149,488	4,028,719	—
Temporary Cash Investments	25,550	1,632,094	—
Forward Currency Contracts—Liabilities	—	(5,303)	—
Total	14,520,698	5,655,510	—

At January 31, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	2/24/11	USD	65,169	JPY	5,451,218	(1,351)
UBS AG	2/24/11	USD	65,130	JPY	5,451,218	(1,390)
Barclays Bank plc	3/24/11	USD	97,074	JPY	8,160,000	(2,562)
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency gains of $2,917,000 resulting from the translation of other assets and liabilities at January 31, 2011.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2011, the fund realized net foreign currency losses of $1,567,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $10,049,000 on the fund’s passive foreign investment company holdings through October 31, 2010 (the most recent previous mark-to-market

22

Health Care Fund

date for tax purposes), has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2010, the fund’s passive foreign investment company holdings have appreciated in value by $5,846,000, increasing the amount of taxable income available for distribution as of January 31, 2011. Unrealized appreciation on the fund’s passive foreign investment company holdings at January 31, 2011, was $15,895,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $17,601,000 from overdistributed net investment income, and $23,893,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2011, the fund had $33,661,000 of ordinary income and $117,098,000 of long-term capital gains available for distribution.

At January 31, 2011, the cost of investment securities for tax purposes was $14,261,375,000. Net unrealized appreciation of investment securities for tax purposes was $5,920,136,000, consisting of unrealized gains of $6,579,846,000 on securities that had risen in value since their purchase and $659,710,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2011, the fund purchased $1,567,454,000 of investment securities and sold $2,338,270,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	498,477	4,155	682,184	6,337
Issued in Lieu of Cash Distributions	369,784	3,003	228,626	1,898
Redeemed[1]	(4,459,040)	(36,589)	(1,738,475)	(16,563)
Net Increase (Decrease)—Investor Shares	(3,590,779)	(29,431)	(827,665)	(8,328)
Admiral Shares
Issued	3,306,725	63,748	545,366	11,748
Issued in Lieu of Cash Distributions	414,764	7,993	162,555	3,200
Redeemed[1]	(1,185,915)	(23,405)	(1,130,326)	(25,942)
Net Increase (Decrease)—Admiral Shares	2,535,574	48,336	(422,405)	(10,994)
1 Net of redemption fees for fiscal 2011 and 2010 of $727,000 and $790,000, respectively (fund totals).

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Health Care Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2010		Proceeds from		Jan. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cephalon Inc.	348,854	20,365	5,924	—	337,419
Coventry Health Care Inc.	204,948	—	8,556	—	258,566
Forest Laboratories Inc.	893,142	—	50,628	—	914,668
Health Management Associates Inc.
Class A	104,626	—	12,020	—	131,558
NuVasive Inc.	—	50,073	—	—	59,526
OSI Pharmaceuticals Inc.	131,435	—	220,866	—	—
Parexel International Corp.	60,735	—	9,371	—	NA1
	1,743,740				1,701,737
1 Not applicable—At January 31, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

J. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund: In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $525,936,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $340,031,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 59.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.95%	3.67%	5.78%
Returns After Taxes on Distributions	7.28	2.64	4.79
Returns After Taxes on Distributions and Sale of Fund Shares	6.03	2.99	4.76

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended January 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2010	1/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,133.81	$1.88
Admiral Shares	1,000.00	1,133.96	1.61
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q520 032011

Vanguard REIT Index Fund
Annual Report

January 31, 2011

> Vanguard REIT Index Fund returned about 40% for the fiscal year ended January 31, 2011.

> The fund closely tracked its benchmark index and surpassed the average return of its peer group.

> All real estate investment trust (REIT) segments delivered impressive returns, with residential REITs posting the strongest results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

Total
Returns
Vanguard REIT Index Fund
Investor Shares	40.02%
Admiral™ Shares	40.21
Signal® Shares	40.25
Institutional Shares	40.24
ETF Shares
Market Price	40.27
Net Asset Value	40.19
MSCI US REIT Index	40.23
Real Estate Funds Average	38.56
Real Estate Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2010 , Through January 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital	Return of
	Share Price	Share Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$14.05	$18.99	$0.603	$0.000	$0.000
Admiral Shares	59.95	81.03	2.674	0.000	0.000
Signal Shares	16.00	21.63	0.715	0.000	0.000
Institutional Shares	9.28	12.54	0.419	0.000	0.000
ETF Shares	42.30	57.17	1.891	0.000	0.000

Chairman’s Letter

Dear Shareholder,

The REIT sector was one of the brightest areas in a stock market that continued its steady climb. Vanguard REIT Index Fund returned about 40% for the fiscal year ended January 31, 2011, in line with the result for its target index and a bit better than its peer-group average return. It was the second straight year the fund posted returns of 40% or more and outperformed the broad U.S. stock market.

REITs, which took a harsh beating during the financial crisis of 2008 and 2009, continued to strengthen their balance sheets and reduce debt. All six subsectors of the REIT market benefited from the improved economic environment and finished the fiscal year with returns of at least 30%. Residential REITs recorded the best returns for the fund, retail REITs performed well, and specialized REITs also contributed greatly to the fund’s return.

Please note: As part of our ongoing efforts to lower the cost of investing for all of our clients, we have broadened the availability of our lower-cost Admiral Shares, reducing the Admiral minimums for most of our broad-market index funds, including the REIT Index Fund, from $100,000 to $10,000.

If you own the fund in a taxable account, you may wish to review information about its after-tax returns provided later in this report.

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns in the year ended January 31, 2011, with much of the strength materializing in the second half of the year. Europe’s sovereign debt challenges and concerns that the economic recovery in the United States might not reach escape velocity seemed to recede from investors’ minds, displaced by strong corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

A strong start and a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about 5% for the year. As investors searched for

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

CPI
Consumer Price Index	1.63%	1.42%	2.12%

yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Toward the end of the fiscal year, an improving economic outlook nudged interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising rates and a confluence of other factors weighed on prices. The expiration of the Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Every subsector contributed to the fund’s strong performance
While the broader stock market has experienced pockets of volatility during an impressive recovery that is now approaching the two-year mark, the REIT market has enjoyed a largely tremor-free rally. Of course, REITs fell even further than the broader market during the financial crisis, but they’ve regained their footing as the economy has fought back. There is often a connection to

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.13%	0.14%	0.09%	0.13%	1.44%

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the fund’s expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Real Estate Funds.

the economy and the health of REITs, because rental rates and demand are sensitive to a range of economic forces.

The recent strong performance of REITs can also be linked to yields. REITs, which are required to distribute at least 90% of their taxable income to their shareholders, seem to be drawing the attention of income-seeking investors pinched by historically low interest rates. The strong demand helped lift share prices for REITs.

Residential REITs returned almost 60% for the fiscal year. Most residential REITs own apartment buildings, which have benefited from the moribund home buyers’ market. Rental demand has been relatively strong because it remains difficult for many people to obtain the credit necessary to buy a home, while others simply aren’t willing to make the financial commitment in the still-skittish economy.

For different reasons, economic conditions also buoyed retail REITs. The economy has settled enough to draw retailers to the desirable properties usually owned by REITs, such as malls and other prime locations. Rental rates, which had bottomed out during the financial crisis, began trending up again because of increased demand.

The improved economy also has helped specialized REITs, the largest REIT subsector, which includes hotels, hospitality properties, and self-storage companies. Office, diversified, and industrial REITs didn’t perform quite as

Total Returns
Ten Years Ended January 31, 2011

Average
Annual Return
REIT Index Fund Investor Shares	10.89%
REIT Spliced Index	10.92
Real Estate Funds Average	9.96

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

Real Estate Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

well as their brethren in the other REIT subsectors, but they all registered returns of more than 30% for the fiscal year.

Fund achieved solid returns over recent decade
The REIT Index Fund fared much better than the broader stock market over the past decade. Despite experiencing a severe downturn during its 2008 and 2009 fiscal years as the financial crisis deepened, the fund managed an average annual return of 10.89% for the decade, tightly tracking its benchmark index and eclipsing the average annual return of its real estate fund peers by about 1 percentage point. By comparison, the broader U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index, posted an average annual return of 2.47% for the same period.

The fund’s tight tracking is a tribute to Vanguard Quantitative Equity Group, the portfolio’s advisor. Quantitative Equity Group has about 35 years of experience developing and implementing sophisticated indexing techniques and trading methodologies. The fund is also helped by its extremely low costs, which help ensure more of its returns are retained by you, our shareholders.

REIT funds offer opportunity for further diversification
While the REIT Fund’s annualized returns over the past decade indicate a solid performance, the road leading to those results wasn’t smooth: It was paved with volatility and risk. Before the recent two-year rally in the REIT market, the fund suffered through fiscal-year returns of about –48% for 2009 and –23% for 2008. Of course, investors who sold their shares when times were bleakest didn’t share in the recovery.

The REIT Index Fund, which offers exposure to a narrow but meaningful slice of the stock market, is suited for investors who are looking to further diversify or fill a potential gap in their portfolios. REITs frequently behave independently from the broad stock market, and the dramatic movements––both up and down––they’ve experienced the past few years are not unusual.

Vanguard counsels every client to maintain a long-term approach and build a portfolio that includes a diversified mix of stocks, bonds, and cash that is consistent with his or her goals, time horizon, and risk tolerance. The REIT Index Fund, with its low costs and broad exposure to the commercial real estate market, can help add diversification to an already well-rounded portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2011

REIT Index Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio1	0.26%	0.13%	0.14%	0.09%	0.13%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	Index
Number of Stocks	104	103	3,858
Median Market Cap	$6.3B	$6.3B	$30.9B
Price/Earnings Ratio	206.5x	206.5x	17.7x
Price/Book Ratio	2.2x	2.2x	2.3x
Return on Equity	5.9%	5.9%	19.0%
Earnings Growth Rate	-7.8%	-7.8%	6.0%
Dividend Yield	3.6%	3.6%	1.7%
Turnover Rate	12%	—	—
Short-Term Reserves	0.6%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.7%	7.7%
Industrial REITs	5.8	5.8
Office REITs	16.4	16.4
Residential REITs	16.5	16.5
Retail REITs	26.0	26.0
Specialized REITs	27.6	27.6

Volatility Measures
		DJ
	REIT	U.S. Total
	Spliced	Market
	Index	Index
R-Squared	1.00	0.70
Beta	1.00	1.49
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group	Retail REITs
Inc.		9.0%
Public Storage	Specialized REITs	4.8
Equity Residential	Residential REITs	4.7
Vornado Realty Trust	Diversified REITs	4.4
HCP Inc.	Specialized REITs	4.1
Boston Properties Inc.	Office REITs	4.0
Host Hotels & Resorts	Specialized REITs
Inc.		3.7
AvalonBay Communities	Residential REITs
Inc.		3.0
Ventas Inc.	Specialized REITs	2.6
ProLogis	Industrial REITs	2.5
Top Ten		42.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Investor Shares	40.02%	2.56%	10.89%	$28,109
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	2.47	12,759
REIT Spliced Index	40.23	2.52	10.92	28,178
Real Estate Funds Average	38.56	1.32	9.96	25,837

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
Real Estate Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year. The fee does not apply to the ETF Shares.

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/12/2001)	Investment
REIT Index Fund Admiral Shares	40.21%	2.67%	11.30%	$26,839
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	4.88	15,517
REIT Spliced Index	40.23	2.52	11.22	26,647
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(6/4/2007)	Investment
REIT Index Fund Signal Shares	40.25%	-3.59%	$8,747
Dow Jones U.S. Total Stock Market
Index	24.31	-1.79	9,361
REIT Spliced Index	40.23	-3.79	8,682
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/2/2003)	Investment
REIT Index Fund Institutional Shares	40.24%	2.70%	8.86%	$9,187,761
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	5.62	7,397,993
REIT Spliced Index	40.23	2.52	8.72	9,098,737
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/23/2004)	Investment
REIT Index Fund
ETF Shares Net Asset Value	40.19%	2.67%	7.76%	$16,077
Dow Jones U.S. Total Stock Market Index	24.31	2.86	5.55	14,094
REIT Spliced Index	40.23	2.52	7.63	15,956
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year. The fee does not apply to the ETF Shares.

REIT Index Fund

Cumulative Returns of ETF Shares: September 23, 2004, Through January 31, 2011

			Since
	One	Five	Inception
	Year	Years	(9/23/2004)
REIT Index Fund
ETF Shares Market Price	40.27%	14.04%	60.75%
REIT Index Fund
ETF Shares Net Asset Value	40.19	14.09	60.77
REIT Spliced Index	40.23	13.25	59.56
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	28.30%	3.38%	10.57%
Admiral Shares	11/12/2001	28.49	3.49	11.02[1]
Signal Shares	6/4/2007	28.47	—	-4.54[1]
Institutional Shares	12/2/2003	28.56	3.52	8.48[1]
ETF Shares	9/23/2004
Market Price		28.37	3.51	7.31[1]
Net Asset Value		28.47	3.50	7.31[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year. The fee does not apply to the ETF Shares.

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (99.5%)[1]
Diversified REITs (7.7%)
	Vornado Realty Trust	8,915,229	785,343
2	Liberty Property Trust	6,181,253	214,922
2	Washington Real Estate
	Investment Trust	3,394,964	104,158
	Colonial Properties Trust	3,677,764	70,576
	PS Business Parks Inc.	1,069,467	62,254
	Cousins Properties Inc.	5,057,915	43,093
2	Investors Real Estate
	Trust	4,219,922	37,726
2	Retail Opportunity
	Investments Corp.	2,271,448	22,249
*,2	CapLease Inc.	3,107,515	17,153
	Winthrop Realty Trust	1,282,957	15,780
			1,373,254
Industrial REITs (5.8%)
*,2	ProLogis	30,268,169	451,601
2	AMB Property Corp.	9,144,495	306,798
2	DuPont Fabros
	Technology Inc.	3,220,165	73,806
2	EastGroup Properties Inc.	1,465,624	63,886
2	DCT Industrial Trust Inc.	11,483,156	63,617
2	First Potomac Realty
	Trust	2,631,595	42,369
*	First Industrial Realty
	Trust Inc.	3,118,540	31,871
			1,033,948
Office REITs (16.3%)
2	Boston Properties Inc.	7,571,327	714,506
2	SL Green Realty Corp.	4,250,346	309,255
^,2	Digital Realty Trust Inc.	4,744,175	258,083
2	Alexandria Real Estate
	Equities Inc.	2,941,710	226,629
2	Duke Realty Corp.	13,668,615	187,260
2	Mack-Cali Realty Corp.	4,314,715	151,101
2	Corporate Office
	Properties Trust	3,582,118	130,927

			Market
			Value
		Shares	($000)
2	Highwoods Properties Inc.	3,891,607	127,528
2	BioMed Realty Trust Inc.	6,987,113	124,720
	Douglas Emmett Inc.	6,001,915	110,615
2	Kilroy Realty Corp.	2,844,800	108,501
2	CommonWealth REIT	3,917,740	104,486
	Piedmont Office Realty
	Trust Inc. Class A	5,067,493	100,235
2	Brandywine Realty Trust	7,173,007	83,207
	Lexington Realty Trust	7,074,572	59,922
	Franklin Street
	Properties Corp.	3,896,940	58,415
	Government Properties
	Income Trust	1,600,228	41,446
2	Parkway Properties Inc.	1,191,151	20,131
			2,916,967
Residential REITs (16.4%)
2	Equity Residential	15,403,130	834,696
2	AvalonBay
	Communities Inc.	4,627,825	536,504
2	UDR Inc.	9,747,925	228,881
2	Camden Property Trust	3,639,882	201,759
2	Essex Property Trust Inc.	1,648,208	191,192
2	Apartment Investment
	& Management Co.	6,358,887	162,533
2	BRE Properties Inc.	3,478,981	155,336
2	American Campus
	Communities Inc.	3,528,937	114,126
2	Mid-America Apartment
	Communities Inc.	1,782,296	113,621
2	Home Properties Inc.	2,036,851	113,412
2	Post Properties Inc.	2,644,778	97,936
2	Equity Lifestyle
	Properties Inc.	1,586,433	90,236
2	Associated Estates
	Realty Corp.	2,180,051	32,287
	Sun Communities Inc.	946,561	31,350
2	Education Realty
	Trust Inc.	3,827,519	29,855
			2,933,724

REIT Index Fund

			Market
			Value
		Shares	($000)
Retail REITs (25.9%)
2	Simon Property
	Group Inc.	15,912,025	1,614,275
2	Kimco Realty Corp.	22,053,156	398,942
	General Growth
	Properties Inc.	23,463,190	347,490
2	Macerich Co.	7,069,956	344,024
2	Federal Realty
	Investment Trust	3,337,585	268,442
^,2	Realty Income Corp.	6,359,755	222,337
2	Regency Centers Corp.	4,448,311	191,767
	Developers Diversified
	Realty Corp.	11,553,072	157,122
2	Taubman Centers Inc.	2,971,349	155,550
2	Weingarten Realty
	Investors	6,214,924	152,390
2	CBL & Associates
	Properties Inc.	7,128,035	121,604
2	Tanger Factory
	Outlet Centers	4,399,064	114,860
2	National Retail
	Properties Inc.	4,530,804	112,590
	Equity One Inc.	2,783,661	51,915
	Alexander’s Inc.	124,807	50,508
2	Glimcher Realty Trust	5,327,540	46,936
	Getty Realty Corp.	1,432,161	41,590
2	Acadia Realty Trust	2,181,353	40,311
2	Pennsylvania Real Estate
	Investment Trust	2,855,327	39,004
	Inland Real Estate Corp.	4,185,118	38,838
	Saul Centers Inc.	747,747	35,406
2	Ramco-Gershenson
	Properties Trust	1,959,017	25,193
	Urstadt Biddle
	Properties Inc. Class A	1,061,863	20,611
	Cedar Shopping
	Centers Inc.	3,214,603	19,448
2	Kite Realty Group Trust	3,435,496	18,139
	Urstadt Biddle
	Properties Inc.	69,255	1,124
			4,630,416
Specialized REITs (27.4%)
	Public Storage	7,853,261	855,848
2	HCP Inc.	19,828,591	735,442
2	Host Hotels &
	Resorts Inc.	36,015,984	666,656
2	Ventas Inc.	8,535,912	473,402
2	Health Care REIT Inc.	7,879,925	386,747
2	Nationwide Health
	Properties Inc.	6,721,614	252,397
2	Senior Housing
	Properties Trust	7,606,590	170,540

			Market
			Value
		Shares	($000)
2	Hospitality
	Properties Trust	6,705,111	166,756
2	Entertainment
	Properties Trust	2,525,421	116,245
2	Omega Healthcare
	Investors Inc.	5,150,105	114,744
*,2	DiamondRock
	Hospitality Co.	8,997,267	109,137
2	LaSalle Hotel Properties	3,792,474	105,317
2	Extra Space Storage Inc.	4,514,508	86,814
2	Healthcare Realty
	Trust Inc.	3,458,313	72,625
2	Medical Properties
	Trust Inc.	6,043,443	66,357
*,2	Sunstone Hotel
	Investors Inc.	6,412,825	65,475
	National Health
	Investors Inc.	1,353,071	61,876
2	Sovran Self Storage Inc.	1,499,373	57,636
	Hersha Hospitality
	Trust Class A	8,030,749	52,923
*,2	Strategic Hotels &
	Resorts Inc.	8,219,628	45,290
	U-Store-It Trust	4,579,098	44,234
2	Pebblebrook Hotel Trust	2,059,167	42,336
*,2	FelCor Lodging Trust Inc.	5,273,755	37,074
	LTC Properties Inc.	1,261,640	34,493
*	Ashford Hospitality
	Trust Inc.	2,548,029	24,843
2,†	Sabra Healthcare REIT Inc.	1,281,081	23,841
2	Universal Health
	Realty Income Trust	632,845	23,004
2	Chesapeake Lodging Trust	937,406	17,155
			4,909,207
Total Real Estate Investment Trusts
(Cost $16,063,168)			17,797,516

REIT Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
3,4 Vanguard Market Liquidity
Fund, 0.207%	159,299,579	159,300

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
5 Freddie Mac
Discount Notes,
0.331%, 3/28/11	6,000	5,998
Total Temporary Cash Investments
(Cost $165,297)		165,298
Total Investments (100.4%)
(Cost $16,228,465)		17,962,814
Other Assets and Liabilities (-0.4%)
Other Assets		77,662
Liabilities[4]		(143,259)
		(65,597)
Net Assets (100%)		17,897,217

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		17,962,814
Accrued Income Receivable		41,924
Other Assets		35,738
Total Assets		18,040,476
Liabilities
Security Lending Collateral Payable
to Brokers		66,813
Payables for Capital Shares Redeemed		27,568
Other Liabilities		48,878
Total Liabilities		143,259
Net Assets		17,897,217

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	16,410,542
Overdistributed Net Investment Income	(4,689)
Accumulated Net Realized Losses	(262,776)
Unrealized Appreciation (Depreciation)
Investment Securities	1,734,349
Swap Contracts	19,791
Net Assets	17,897,217

Investor Shares—Net Assets
Applicable to 139,987,601 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,657,991
Net Asset Value Per Share—
Investor Shares	$18.99

Admiral Shares—Net Assets
Applicable to 58,188,119 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,715,006
Net Asset Value Per Share—
Admiral Shares	$81.03

Signal Shares—Net Assets
Applicable to 38,623,300 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	835,432
Net Asset Value Per Share—
Signal Shares	$21.63

REIT Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 128,645,638 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,613,504
Net Asset Value Per Share—
Institutional Shares	$12.54

ETF Shares—Net Assets
Applicable to 141,253,776 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,075,284
Net Asset Value Per Share—
ETF Shares	$57.17

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Non-income-producing security. New issue that has not paid a dividend as of January 31, 2011.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $65,760,000.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 99.9% and 0.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $66,813,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends[1]	350,766
Interest[1]	173
Security Lending	1,731
Total Income	352,670
Expenses
The Vanguard Group—Note B
Investment Advisory Services	828
Management and Administrative—Investor Shares	8,869
Management and Administrative—Admiral Shares	2,211
Management and Administrative—Signal Shares	524
Management and Administrative—Institutional Shares	571
Management and Administrative—ETF Shares	4,919
Marketing and Distribution—Investor Shares	1,076
Marketing and Distribution—Admiral Shares	314
Marketing and Distribution—Signal Shares	176
Marketing and Distribution—Institutional Shares	348
Marketing and Distribution—ETF Shares	1,674
Custodian Fees	111
Auditing Fees	32
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	16
Shareholders’ Reports—Signal Shares	6
Shareholders’ Reports—Institutional Shares	12
Shareholders’ Reports—ETF Shares	290
Trustees’ Fees and Expenses	21
Total Expenses	22,038
Net Investment Income	330,632
Realized Net Gain (Loss)
Capital Gain Distributions Received	74,138
Investment Securities Sold	607,132
Swap Contracts	26,538
Realized Net Gain (Loss)[1]	707,808
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,579,337
Swap Contracts	2,088
Change in Unrealized Appreciation (Depreciation)	3,581,425
Net Increase (Decrease) in Net Assets Resulting from Operations	4,619,865

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $272,958,000, $161,000, and $602,399,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	330,632	318,714
Realized Net Gain (Loss)	707,808	(279,343)
Change in Unrealized Appreciation (Depreciation)	3,581,425	3,082,398
Net Increase (Decrease) in Net Assets Resulting from Operations	4,619,865	3,121,769
Distributions
Net Investment Income
Investor Shares	(135,406)	(116,521)
Admiral Shares	(88,776)	(43,685)
Signal Shares	(23,109)	(17,371)
Institutional Shares	(48,372)	(28,920)
ETF Shares	(227,850)	(115,870)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	—	(38,280)
Admiral Shares	—	(14,352)
Signal Shares	—	(5,707)
Institutional Shares	—	(9,501)
ETF Shares	—	(38,066)
Total Distributions	(523,513)	(428,273)
Capital Share Transactions
Investor Shares	(2,088,856)	297,943
Admiral Shares	2,816,862	64,315
Signal Shares	165,550	(9,662)
Institutional Shares	345,514	151,229
ETF Shares	1,620,012	2,329,044
Net Increase (Decrease) from Capital Share Transactions	2,859,082	2,832,869
Total Increase (Decrease)	6,955,434	5,526,365
Net Assets
Beginning of Period	10,941,783	5,415,418
End of Period[1]	17,897,217	10,941,783

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,689,000) and ($7,474,000).

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.05	$10.02	$20.38	$27.76	$21.29
Investment Operations
Net Investment Income	.399	.477	.593	.615	.530
Net Realized and Unrealized Gain (Loss)
on Investments[1]	5.144	4.192	(9.975)	(6.985)	7.000
Total from Investment Operations	5.543	4.669	(9.382)	(6.370)	7.530
Distributions
Dividends from Net Investment Income	(.603)	(.481)	(.571)	(.622)	(.534)
Distributions from Realized Capital Gains	—	—	(.125)	(.199)	(.413)
Return of Capital	—	(.158)	(.282)	(.189)	(.113)
Total Distributions	(.603)	(.639)	(.978)	(1.010)	(1.060)
Net Asset Value, End of Period	$18.99	$14.05	$10.02	$20.38	$27.76

Total Return[2]	40.02%	48.51%	-47.82%	-23.28%	36.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,658	$3,572	$2,274	$4,046	$6,827
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.21%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.22%	3.94%	3.36%	2.52%	2.27%
Portfolio Turnover Rate[3]	12%	16%	10%	13%	11%

1 Includes increases from redemption fees of $0.00, $0.00, $0.00, $0.02, and $0.00.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$59.95	$42.74	$86.94	$118.46	$90.82
Investment Operations
Net Investment Income	1.806	2.083	2.581	2.707	2.328
Net Realized and Unrealized Gain (Loss)
on Investments[1]	21.948	17.909	(42.527)	(29.817)	29.903
Total from Investment Operations	23.754	19.992	(39.946)	(27.110)	32.231
Distributions
Dividends from Net Investment Income	(2.674)	(2.094)	(2.491)	(2.735)	(2.341)
Distributions from Realized Capital Gains	—	—	(.535)	(.849)	(1.761)
Return of Capital	—	(.688)	(1.228)	(.826)	(.489)
Total Distributions	(2.674)	(2.782)	(4.254)	(4.410)	(4.591)
Net Asset Value, End of Period	$81.03	$59.95	$42.74	$86.94	$118.46

Total Return[2]	40.21%	48.73%	-47.77%	-23.23%	36.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,715	$1,296	$873	$1,706	$3,392
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.11%	0.10%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.36%	4.07%	3.46%	2.62%	2.34%
Portfolio Turnover Rate[3]	12%	16%	10%	13%	11%

1 Includes increases from redemption fees of $0.00, $0.01, $0.02, $0.10, and $0.02.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Signal Shares

				June 4,
				2007[1] to
	Year Ended January 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.00	$11.41	$23.21	$30.05
Investment Operations
Net Investment Income	.483	.557	.688	.470
Net Realized and Unrealized Gain (Loss) on Investments	5.862	4.775	(11.353)	(6.311)
Total from Investment Operations	6.345	5.332	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.715)	(.559)	(.664)	(.620)
Distributions from Realized Capital Gains	—	—	(.143)	(.192)
Return of Capital	—	(.183)	(.328)	(.187)
Total Distributions	(.715)	(.742)	(1.135)	(.999)
Net Asset Value, End of Period	$21.63	$16.00	$11.41	$23.21

Total Return[2]	40.25%	48.68%	-47.77%	-19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$835	$489	$350	$538
Ratio of Total Expenses to Average Net Assets	0.12%	0.14%	0.11%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.36%	4.06%	3.46%	2.62%[3]
Portfolio Turnover Rate[4]	12%	16%	10%	13%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.28	$6.61	$13.46	$18.33	$14.06
Investment Operations
Net Investment Income	.284	.326	.401	.420	.366
Net Realized and Unrealized Gain (Loss)
on Investments[1]	3.395	2.777	(6.591)	(4.605)	4.621
Total from Investment Operations	3.679	3.103	(6.190)	(4.185)	4.987
Distributions
Dividends from Net Investment Income	(.419)	(.326)	(.386)	(.426)	(.368)
Distributions from Realized Capital Gains	—	—	(.083)	(.131)	(.273)
Return of Capital	—	(.107)	(.191)	(.128)	(.076)
Total Distributions	(.419)	(.433)	(.660)	(.685)	(.717)
Net Asset Value, End of Period	$12.54	$9.28	$6.61	$13.46	$18.33

Total Return[2]	40.24%	48.90%	-47.82%	-23.18%	36.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,614	$907	$504	$722	$960
Ratio of Total Expenses to Average Net Assets	0.08%	0.09%	0.09%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.40%	4.11%	3.48%	2.63%	2.38%
Portfolio Turnover Rate[3]	12%	16%	10%	13%	11%

1 Includes increases from redemption fees of $0.00, $0.00, $0.00, $0.01, and $0.00.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$42.30	$30.14	$61.31	$83.55	$64.07
Investment Operations
Net Investment Income	1.278	1.473	1.820	1.908	1.654
Net Realized and Unrealized Gain (Loss)
on Investments[1]	15.483	12.651	(29.990)	(21.037)	21.080
Total from Investment Operations	16.761	14.124	(28.170)	(19.129)	22.734
Distributions
Dividends from Net Investment Income	(1.891)	(1.478)	(1.757)	(1.931)	(1.665)
Distributions from Realized Capital Gains	—	—	(.377)	(.598)	(1.242)
Return of Capital	—	(.486)	(.866)	(.582)	(.347)
Total Distributions	(1.891)	(1.964)	(3.000)	(3.111)	(3.254)
Net Asset Value, End of Period	$57.17	$42.30	$30.14	$61.31	$83.55

Total Return	40.19%	48.74%	-47.77%	-23.23%	36.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,075	$4,678	$1,414	$2,082	$1,713
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.11%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.36%	4.07%	3.46%	2.62%	2.36%
Portfolio Turnover Rate[2]	12%	16%	10%	13%	11%

1 Includes increases from redemption fees of $0.01, $0.01, $0.01, $0.04, and $0.01.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund enters into swap transactions to earn the total return on a specified REIT index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with the swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008--2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

REIT Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $2,862,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

REIT Index Fund

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	17,797,516	—	—
Temporary Cash Investments	159,300	5,998	—
Swap Contracts—Assets	—	19,791	—
Total	17,956,816	25,789	—

D. At January 31, 2011, the fund had the following open total return swap contract:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)[2]	($000)
MSCI US REIT Total Return
Swap Gross Index	8/4/11	GSI	76,981	(0.111%)	19,791
1 GSI—Goldman Sachs International.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2011, the counterparty had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2011, the fund realized $573,990,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund reclassified $195,666,000 from paid-in capital to overdistributed net investment income, representing utilized capital loss carryforwards that are required to be included in distributable net income for tax purposes. For tax purposes, at January 31, 2011, the fund had no ordinary income available for distribution. The fund had available capital loss carryforwards totaling $73,864,000 to offset future net capital gains through January 31, 2018. In addition, the fund realized losses of $178,176,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

REIT Index Fund

At January 31, 2011, the cost of investment securities for tax purposes was $16,239,201,000. Net unrealized appreciation of investment securities for tax purposes was $1,723,613,000, consisting of unrealized gains of $2,559,889,000 on securities that had risen in value since their purchase and $836,276,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $5,839,221,000 of investment securities and sold $2,978,080,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,119,064	66,009	805,386	70,148
Issued in Lieu of Cash Distributions	127,317	7,559	144,818	12,990
Redeemed[1]	(3,335,237)	(187,837)	(652,261)	(55,891)
Net Increase (Decrease)—Investor Shares	(2,088,856)	(114,269)	297,943	27,247
Admiral Shares
Issued	3,046,641	39,695	227,091	4,473
Issued in Lieu of Cash Distributions	76,303	1,031	47,522	1,002
Redeemed[1]	(306,082)	(4,162)	(210,298)	(4,289)
Net Increase (Decrease)—Admiral Shares	2,816,862	36,564	64,315	1,186
Signal Shares
Issued	321,123	16,049	148,001	11,605
Issued in Lieu of Cash Distributions	19,720	1,017	20,008	1,595
Redeemed[1]	(175,293)	(8,979)	(177,671)	(13,365)
Net Increase (Decrease)—Signal Shares	165,550	8,087	(9,662)	(165)
Institutional Shares
Issued	520,734	46,474	272,886	36,428
Issued in Lieu of Cash Distributions	43,165	3,829	34,721	4,703
Redeemed[1]	(218,385)	(19,340)	(156,378)	(19,585)
Net Increase (Decrease)—Institutional Shares	345,514	30,963	151,229	21,546
ETF Shares
Issued	2,900,778	55,854	2,512,381	68,773
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(1,280,766)	(25,200)	(183,337)	(5,100)
Net Increase (Decrease)—ETF Shares	1,620,012	30,654	2,329,044	63,673
1 Net of redemption fees for fiscal 2011 and 2010 of $1,715,000 and $1,733,000, respectively (fund totals).

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
Jan. 31, 2010			Proceeds from		Jan. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	NA1	11,919	7,210	1,463	40,311
Alexandria Real Estate Equities Inc.	132,690	88,536	36,982	3,081	226,629
AMB Property Corp.	179,533	98,621	51,993	6,697	306,798
American Campus Communities Inc.	68,501	44,771	19,816	560	114,126
Apartment Investment &
Management Co.	91,957	38,767	30,596	272	162,533
Associated Estates Realty Corp.	—	33,206	723	364	32,287
AvalonBay Communities Inc.	313,232	137,372	82,287	11,266	536,504
BioMed Realty Trust Inc.	73,122	58,717	23,173	2,643	124,720
Boston Properties Inc.	459,827	172,586	130,572	8,503	714,506
Brandywine Realty Trust	73,859	24,345	17,392	4,043	83,207
BRE Properties Inc.	NA1	57,380	28,195	2,303	155,336
Camden Property Trust	127,160	49,559	32,174	2,988	201,759
CapLease Inc.	NA1	5,498	2,249	—	17,153
CBL & Associates Properties Inc.	NA1	29,077	22,699	5,395	121,604
Chesapeake Lodging Trust	—	18,461	303	182	17,155
CommonWealth REIT[2]	76,322	46,619	6,064	254	104,486
Corporate Office Properties Trust	105,911	48,002	25,699	3,000	130,927
DCT Industrial Trust Inc.	51,735	16,049	10,814	1,474	63,617
DiamondRock Hospitality Co.	NA1	45,219	13,035	—	109,137
Digital Realty Trust Inc.	NA1	101,011	41,294	8,538	258,083
Duke Realty Corp.	129,680	58,634	31,737	2,064	187,260
DuPont Fabros Technology Inc.	35,475	37,830	11,910	1,244	73,806
EastGroup Properties Inc.	50,807	15,920	10,547	2,025	63,886
Education Realty Trust Inc.	NA1	11,721	3,820	55	29,855
Entertainment Properties Trust	75,027	39,312	23,135	2,486	116,245
Equity Lifestyle Properties Inc.	NA1	23,908	17,474	1,713	90,236
Equity Residential	449,138	198,755	135,347	8,766	834,696

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2010		Proceeds from		Jan. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Essex Property Trust Inc.	NA1	52,482	31,753	5,270	191,192
Extra Space Storage Inc.	NA1	19,296	14,139	1,426	86,814
Federal Realty Investment Trust	200,594	72,020	53,947	8,076	268,442
FelCor Lodging Trust Inc.	12,494	16,065	5,367	—	37,074
First Potomac Realty Trust	NA1	24,296	6,387	1,014	42,369
Glimcher Realty Trust	NA1	19,811	5,638	152	46,936
HCP Inc.	421,644	285,029	110,140	17,441	735,442
Health Care REIT Inc.	NA1	143,833	62,195	4,919	386,747
Healthcare Realty Trust Inc.	63,667	22,839	13,235	1,274	72,625
Highwoods Properties Inc.	109,497	34,427	25,378	1,524	127,528
Home Properties Inc.	74,927	33,004	15,204	2,221	113,412
Hospitality Properties Trust	138,178	43,218	32,822	11,700	166,756
Host Hotels & Resorts Inc.	336,781	161,629	94,918	1,317	666,656
Investors Real Estate Trust	NA1	10,357	5,552	816	37,726
Kilroy Realty Corp.	63,764	41,130	19,371	228	108,501
Kimco Realty Corp.	259,331	98,141	71,856	9,868	398,942
Kite Realty Group Trust	12,207	4,137	3,064	11	18,139
LaSalle Hotel Properties	65,505	30,759	18,835	868	105,317
Liberty Property Trust	173,612	55,318	39,749	9,036	214,922
Macerich Co.	149,163	151,237	58,547	3,502	344,024
Mack-Cali Realty Corp.	130,706	39,887	29,406	5,583	151,101
Medical Properties Trust Inc.	41,046	31,570	12,008	2,226	66,357
Mid-America Apartment
Communities Inc.	67,739	35,151	15,157	2,681	113,621
National Retail Properties Inc.	83,398	31,485	21,388	5,104	112,590
Nationwide Health Properties Inc.	NA1	82,513	37,455	9,041	252,397
Omega Healthcare Investors Inc.	79,686	38,884	19,899	4,098	114,744
Parkway Properties Inc.	23,028	4,969	3,591	255	20,131
Pebblebrook Hotel Trust	—	41,650	2,474	240	42,336
Pennsylvania Real Estate
Investment Trust	NA1	17,631	6,727	1,508	39,004

REIT Index Fund

			Current Period Transactions
	Jan. 31, 2010		Proceeds from		Jan. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Post Properties Inc.	43,719	20,500	15,171	42	97,936
ProLogis	NA1	168,866	68,347	—	451,601
Ramco-Gershenson
Properties Trust	NA1	8,767	3,443	855	25,193
Realty Income Corp.	148,978	74,666	39,753	7,662	222,337
Regency Centers Corp.	151,287	50,269	51,001	3,324	191,767
Retail Opportunity
Investments Corp.	—	24,410	2,193	182	22,249
Sabra Healthcare REIT Inc.	—	24,608	1,187	—	23,841
Senior Housing
Properties Trust	135,404	57,748	33,070	6,955	170,540
Simon Property Group Inc.	1,049,446	407,576	282,188	20,944	1,614,275
SL Green Realty Corp.	178,778	73,620	53,517	1,604	309,255
Sovran Self Storage Inc.	46,761	15,400	10,900	1,880	57,636
Strategic Hotels & Resorts Inc.	8,823	25,884	5,168	—	45,290
Sunstone Hotel Investors Inc.	NA1	27,501	12,232	—	65,475
Tanger Factory Outlet Centers	77,998	28,488	20,251	2,310	114,860
Taubman Centers Inc.	86,027	36,695	25,082	3,546	155,550
UDR Inc.	119,826	78,023	36,018	6,107	228,881
Universal Health Realty
Income Trust	NA1	5,645	3,635	950	23,004
Ventas Inc.	337,888	119,991	90,409	16,050	473,402
Washington Real Estate
Investment Trust	NA1	30,411	17,610	2,984	104,158
Weingarten Realty Investors	NA1	38,814	29,760	4,785	152,390
	7,385,878			272,958	14,548,347
1 Not applicable—At January 31, 2010, the issuer was not an affiliated company of the fund.
2 In July 2010, HRPT Properties Trust changed its name to CommonWealth REIT.

I. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund: In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $8,568,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	40.02%	2.56%	10.89%
Returns After Taxes on Distributions	38.32	1.30	9.24
Returns After Taxes on Distributions and Sale of Fund Shares	25.90	1.46	8.63

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2010	1/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,143.97	$1.41
Admiral Shares	1,000.00	1,144.87	0.65
Signal Shares	1,000.00	1,145.01	0.65
Institutional Shares	1,000.00	1,144.38	0.43
ETF Shares	1,000.00	1,144.59	0.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.60	0.61
Signal Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.80	0.41
ETF Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. For any such funds or securities, the
Text Telephone for People	prospectus or the Statement of Additional Information
With Hearing Impairment > 800-749-7273	contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032011

Vanguard Dividend Growth Fund
Annual Report

January 31, 2011

> For the 12 months ended January 31, 2011, Vanguard Dividend Growth Fund returned about 17%.

> The fund’s return trailed that of its target benchmark and the average return of its large-capitalization core fund peers.

> The fund’s industrials, energy, and information technology sector holdings detracted most from its performance relative to the benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

Total
Returns
Vanguard Dividend Growth Fund	16.85%
Dividend Achievers Select Index	18.86
Large-Cap Core Fund Average	19.55
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2010 , Through January 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$12.82	$14.68	$0.273	$0.000

1

Chairman’s Letter

Dear Shareholder,

The strengthening of the U.S. economy over the past year helped lift corporate earnings and improved prospects for dividend payouts. The stock market’s resurgence, particularly in the second half of 2010, benefited Vanguard Dividend Growth Fund, which returned about 17% for the fiscal year ended January 31, 2011.

The fund’s return fell slightly behind that of its benchmark, the Dividend Achievers Select Index, which tracks companies that have paid dividends in each of the past ten years, and the average return of large-cap core funds.

The fund lagged its benchmark largely because its advisor didn’t hold some strong performers within the industrials and information technology sectors. The fund also held some of the weakest stocks in the energy sector.

If you own the Dividend Growth Fund in a taxable account, you may wish to review the information about its after-tax returns later in this report.

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns in the year ended January 31, 2011, with much of the strength materializing in the second half. Europe’s sovereign debt challenges and concerns that the economic recovery in the United States might not reach escape velocity seemed to recede from investors’ minds, displaced by strong

2

corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

A strong start, a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about 5% for the year. As investors searched for yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Toward the end of the fiscal year, an improving economic outlook nudged interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

CPI
Consumer Price Index	1.63%	1.42%	2.12%

3

rates and a confluence of other factors weighed on prices. The expiration of the Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Fund’s performance was strong but market’s was stronger
After cutting or even halting dividends during the financial crisis, many U.S. companies resumed dividend payments over the past year. This environment boded well for the Dividend Growth Fund, which invests in large, high-quality companies with strong potential for steady earnings and dividend growth.

Wellington Management Company, llp, the fund’s advisor, invests in a relatively small group of stocks—about 50—compared with the approximately 140 stocks held by the benchmark. The advisor seeks attractively priced companies with long-term prospects for increasing dividends rather than those with a long history of dividend payments.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.38%	1.26%

The fund expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the fund’s expense ratio was 0.34%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Core Funds.

4

This forward-looking approach sometimes leads the fund to purchase stocks with unexceptional current yields, a contrast with equity income strategies, which tend to emphasize current income.

The Dividend Growth Fund’s ten sectors all advanced during the 12 months. Although the fund’s holdings in industrials, energy, and information technology were among its best performers and made significant contributions to total return, they didn’t keep pace with their counterparts in the benchmark.

Industrials, the third-largest weighting in the fund, representing roughly 16 percent of its assets on average, contributed most to results during the fiscal year. Keenly sensitive to improvements in the economy, industrial stocks in aerospace and defense helped boost returns. However, the fund missed out on the sector’s best performer: Caterpillar (+90%). The farm equipment and machinery manufacturer represented more than 2% of the benchmark’s capitalization on average and contributed nearly 2 percentage points to its return. The advisor’s decision not to hold Caterpillar, which it considered overvalued, was key to the fund’s underperformance relative to the benchmark.

In the energy sector, the fund’s second-strongest contributor to return, integrated oil and gas companies, including ConocoPhillips and the BG Group, stood out. The biggest laggard was British oil

Total Returns
Ten Years Ended January 31, 2011

Average
Annual Return
Dividend Growth Fund	2.65%
Dividend Growth Spliced Index	-1.19
Dividend Growth Spliced Average	-1.15

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

giant BP, which continues to struggle after its disastrous oil spill in the Gulf of Mexico last year. The benchmark did not include BP.

Within the IT arena, the third-largest contributor to the fund’s return, consulting and data-processing companies did best. But a sizable holding in Microsoft, which earned less than 1% for the period, and an underweighting of IBM (+35%) hurt relative performance.

The fund’s holdings in traditionally dividend-rich sectors of the market including financials, health care, and consumer staples also contributed to its absolute returns.

The fund beat its standards over the past decade
The Dividend Growth Fund has undergone significant changes in its mandate and strategy over the past decade. Launched in 1992 as Vanguard Utilities Income Fund, the fund changed its name in 2002. At the same time, it diversified its investments and began to focus on companies with long-term potential for dividend growth.

More recently, at the start of the year, the fund changed its benchmark to the Dividend Achievers Select Index, a standard more consistent with its mandate of investing in companies with a history of increasing their dividends. The Dividend Growth Spliced Index, combines the old and new benchmarks for performance comparison purposes.

For the ten years ended January 31, 2011, the Dividend Growth Fund’s annual return averaged 2.65%, significantly ahead of the returns of its spliced comparative standards. While the outperformance is gratifying, the fund’s 2002 change in strategy renders this information less meaningful than it is for other funds.

Stay balanced and diversified even in strong market conditions
U.S. equities ended the fiscal year with a double-digit return—the second consecutive year of growth since the depths of the financial crisis. While the market’s direction appears promising, it’s impossible to predict its near-term outlook.

Nonetheless, Vanguard’s investing counsel remains the same: Build a well-balanced, diversified portfolio that includes an asset mix of stocks, bonds, and short-term investments appropriate for your long-term goals, financial objectives, and risk tolerance.

6

Dividend Growth Fund can play an important role in such a portfolio.

The advisor’s consistent and disciplined approach of investing in companies with the potential and willingness to raise their dividends is a particularly important consideration for income-oriented investors as the fund seeks to produce a steadily rising stream of distributions. And the fund’s low costs can help you keep more of those returns in your pocket.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 9, 2011

7

Advisor’s Report

Vanguard Dividend Growth Fund returned 16.85% for the 12 months ended January 31, 2011, lagging the 18.86% return of the Dividend Growth Achievers Select Index and the 19.55% average return of the fund’s large-cap core fund peers.

The investment environment
As evidence of a broad economic recovery mounts, we continue to focus on identifying companies where we see a high likelihood of sustainable dividend growth. Improving global economic conditions, however, present a subtle challenge as many companies have indicated a higher degree of confidence in their business prospects. Managements typically express this confidence through more aggressive capital allocation initiatives such as increased merger and acquisition activity, stock repurchase programs, and dividend increases. It is important for us to separate the companies merely “catching up” after a dividend cut or period of modest growth from those that will sustainably grow their dividend through time. We continue to pay attention to the sustainability and history of dividends when selecting companies for the fund’s portfolio.

The fund’s successes
On an absolute basis, all ten sectors contributed positive performances for the fiscal year. The fund’s holdings in the industrials and energy sectors helped most. Among the portfolio’s top absolute contributors were ConocoPhillips, Honeywell, ADP, and Cardinal Health.

The current portfolio is expected to produce solid dividend growth for 2011. Several companies have yet to make dividend plan announcements for 2011. The most notable announcements to date include UPS, Nike, Enbridge, and Sysco.

The fund’s shortfalls
Although every sector produced a positive return during the period, a number of individual stocks detracted from performance. Among the more noteworthy laggards were Abbott Labs, Microsoft, and Medtronic. While we would prefer all the stocks in the fund to do well at all times, it’s inevitable that some will detract from performance over a given period. We assess a stock’s contribution over a longer time frame and with a consistent focus on dividend action. We expect the aforementioned three companies to raise their dividends significantly over the next five years.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s

8

dividend growth prospects. Our industry weightings are a result of this process. The fund has significant positions in health care, energy, and information technology and less exposure to the utilities, telecommunication services, and financial sectors.

While we still remain highly attuned to the looming threats of inflation, financial instability, and geopolitical strife, global economic conditions have undeniably improved. Our investment approach is designed to capture much of the upside such improvement will drive, while the high-quality business models that typify dividend-growing companies should help mitigate some of the risks. This balance will be increasingly important in the future.

Donald J. Kilbride
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP
February 16, 2011

9

Dividend Growth Fund

Fund Profile
As of January 31, 2011

Portfolio Characteristics
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	47	142	3,858
Median Market Cap	$42.9B	$42.9B	$30.9B
Price/Earnings Ratio	14.9x	15.7x	17.7x
Price/Book Ratio	2.9x	3.1x	2.3x
Return on Equity	25.1%	26.1%	19.0%
Earnings Growth Rate	8.6%	3.3%	6.0%
Dividend Yield	2.6%	2.1%	1.7%
Foreign Holdings	6.4%	0.0%	0.0%
Turnover Rate	17%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.38%	—	—
30-Day SEC Yield	2.16%	—	—
Short-Term Reserves	4.0%	—	—

Sector Diversification (% of equity exposure)
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	10.6%	12.2%	11.6%
Consumer Staples	16.2	23.8	9.2
Energy	13.1	15.0	11.2
Financials	6.8	7.2	16.6
Health Care	15.0	6.2	10.5
Industrials	15.8	21.4	11.5
Information
Technology	15.5	6.2	19.1
Materials	3.8	5.9	4.5
Telecommunication
Services	1.5	0.2	2.6
Utilities	1.7	1.9	3.2

Volatility Measures
		DJ
	Dividend	U.S. Total
	Growth	Market
	Spliced Index	Index
R-Squared	0.95	0.95
Beta	0.80	0.77
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.4%
Automatic Data	Data Processing &
Processing Inc.	Outsourced
	Services	3.3
PepsiCo Inc.	Soft Drinks	3.0
BG Group plc	Integrated Oil &
	Gas	3.0
Western Union Co.	Data Processing &
	Outsourced
	Services	2.9
Target Corp.	General
	Merchandise Stores	2.9
International Business	IT Consulting &
Machines Corp.	Other Services	2.8
Cardinal Health Inc.	Health Care
	Distributors	2.8
Medtronic Inc.	Health Care
	Equipment	2.8
General Dynamics Corp.	Aerospace &
	Defense	2.8
Top Ten		29.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratio was 0.34%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Growth Fund	16.85%	5.14%	2.65%	$12,991
Dow Jones U.S. Total Stock Market
Index	24.31	2.86	2.47	12,759
Dividend Growth Spliced Index	18.86	1.76	-1.19	8,869
Dividend Growth Spliced Average	19.55	1.24	-1.15	8,910

Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund.

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002. The fund’s benchmark was the Russell 1000 Index through January 31, 2010, after which it was changed to the Dividend Achievers Select Index. The Dividend Achievers Select Index is administered exclusively for Vanguard by Mergent, Inc.

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

11

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	11.42%	5.25%	1.80%

12

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.3%)
Consumer Discretionary (10.3%)
Target Corp.	2,645,997	145,080
Staples Inc.	5,179,006	115,544
Lowe’s Cos. Inc.	4,365,798	108,272
McDonald’s Corp.	1,037,880	76,460
NIKE Inc. Class B	805,927	66,473
		511,829
Consumer Staples (15.6%)
PepsiCo Inc.	2,366,748	152,206
Sysco Corp.	3,988,809	116,234
Procter & Gamble Co.	1,617,108	102,088
CVS Caremark Corp.	2,878,242	98,436
Wal-Mart Stores Inc.	1,630,217	91,406
Colgate-Palmolive Co.	1,175,401	90,235
Coca-Cola Co.	1,063,750	66,857
Kimberly-Clark Corp.	945,007	61,170
		778,632
Energy (12.6%)
Exxon Mobil Corp.	2,114,603	170,606
BG Group plc	6,722,982	151,317
Chevron Corp.	1,236,289	117,361
ConocoPhillips	1,548,364	110,646
Enbridge Inc.	1,396,259	80,900
		630,830
Financials (6.6%)
ACE Ltd.	1,844,891	113,627
Wells Fargo & Co.	2,707,585	87,780
Marsh & McLennan
Cos. Inc.	2,296,120	64,016
Chubb Corp.	1,070,900	62,037
		327,460
Health Care (14.4%)
Cardinal Health Inc.	3,421,654	142,033
Medtronic Inc.	3,683,887	141,166
Johnson & Johnson	2,264,572	135,353
Pfizer Inc.	6,763,221	123,226

		Market
		Value
	Shares	($000)
^ AstraZeneca plc ADR	1,769,972	86,552
Abbott Laboratories	1,901,620	85,877
UnitedHealth Group Inc.	166,300	6,827
		721,034
Industrials (15.2%)
General Dynamics Corp.	1,855,036	139,870
Lockheed Martin Corp.	1,592,263	126,744
United Parcel Service Inc.
Class B	1,553,049	111,229
Honeywell
International Inc.	1,873,239	104,920
Waste Management Inc.	2,609,933	98,838
Emerson Electric Co.	1,188,263	69,965
United Technologies Corp.	751,917	61,131
Illinois Tool Works Inc.	881,230	47,137
		759,834
Information Technology (14.9%)
Automatic Data
Processing Inc.	3,451,578	165,331
Western Union Co.	7,191,517	145,844
International Business
Machines Corp.	878,544	142,324
Microsoft Corp.	3,891,395	107,889
Oracle Corp.	2,868,884	91,890
Accenture plc Class A	1,766,232	90,908
		744,186
Materials (3.7%)
Praxair Inc.	996,320	92,697
Ecolab Inc.	1,863,571	92,601
		185,298
Telecommunication Services (1.4%)
AT&T Inc.	2,549,755	70,169

Utilities (1.6%)
Dominion Resources Inc.	1,858,190	80,906
Total Common Stocks
(Cost $4,098,410)		4,810,178

13

Dividend Growth Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (4.3%)
Money Market Fund (0.3%)
1,2 Vanguard Market Liquidity
Fund, 0.207%	13,750,000	13,750

	Face
	Amount
	($000)
Repurchase Agreement (4.0%)
Morgan Stanley 0.220%,
2/1/11 (Dated 1/31/11,
Repurchase Value
$200,501,000, collateralized
by Federal Home Loan
Mortgage Corp.
3.500%–7.000%,
4/1/20–1/1/41)	200,500	200,500
Total Temporary Cash Investments
(Cost $214,250)		214,250
Total Investments (100.6%)
(Cost $4,312,660)		5,024,428
Other Assets and Liabilities (-0.6%)
Other Assets		32,157
Liabilities[1]		(61,448)
		(29,291)
Net Assets (100%)
Applicable to 340,340,378 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,995,137
Net Asset Value Per Share		$14.68

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,390,578
Undistributed Net
Investment Income	2,593
Accumulated Net
Realized Losses	(109,802)
Unrealized Appreciation
(Depreciation)	711,768
Net Assets	4,995,137

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $13,448,000.
1 Includes $13,750,000 of collateral received for securities on loan.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends[1]	95,153
Interest	327
Security Lending	54
Total Income	95,534
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,926
Performance Adjustment	1,216
The Vanguard Group—Note C
Management and Administrative	6,157
Marketing and Distribution	971
Custodian Fees	57
Auditing Fees	25
Shareholders’ Reports	74
Trustees’ Fees and Expenses	6
Total Expenses	12,432
Net Investment Income	83,102
Realized Net Gain (Loss)
Investment Securities Sold	20,278
Foreign Currencies	(61)
Realized Net Gain (Loss)	20,217
Change in Unrealized Appreciation (Depreciation) of Investment Securities	504,924
Net Increase (Decrease) in Net Assets Resulting from Operations	608,243
1 Dividends are net of foreign withholding taxes of $141,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	83,102	56,033
Realized Net Gain (Loss)	20,217	(43,008)
Change in Unrealized Appreciation (Depreciation)	504,924	461,001
Net Increase (Decrease) in Net Assets Resulting from Operations	608,243	474,026
Distributions
Net Investment Income	(80,042)	(56,342)
Realized Capital Gain	—	—
Total Distributions	(80,042)	(56,342)
Capital Share Transactions
Issued	2,215,256	1,162,613
Issued in Lieu of Cash Distributions	67,883	47,849
Redeemed	(630,529)	(558,468)
Net Increase (Decrease) from Capital Share Transactions	1,652,610	651,994
Total Increase (Decrease)	2,180,811	1,069,678
Net Assets
Beginning of Period	2,814,326	1,744,648
End of Period[1]	4,995,137	2,814,326
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,593,000 and ($406,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.82	$10.42	$14.38	$14.74	$12.75
Investment Operations
Net Investment Income	.283	.291	.264	.290	.260
Net Realized and Unrealized Gain (Loss)
on Investments	1.850	2.401	(3.960)	(.270)	1.990
Total from Investment Operations	2.133	2.692	(3.696)	.020	2.250
Distributions
Dividends from Net Investment Income	(.273)	(.292)	(.264)	(.280)	(.260)
Distributions from Realized Capital Gains	—	—	—	(.100)	—
Total Distributions	(.273)	(.292)	(.264)	(.380)	(.260)
Net Asset Value, End of Period	$14.68	$12.82	$10.42	$14.38	$14.74

Total Return[1]	16.85%	26.01%	-25.97%	-0.01%	17.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,995	$2,814	$1,745	$1,326	$1,243
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.38%	0.36%	0.32%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.59%	2.25%	1.91%	1.93%
Portfolio Turnover Rate	17%	24%	28%	36%	41%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008--2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Dividend Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index for periods prior to February 1, 2010, and the current benchmark, the Dividend Achievers Select Index, beginning February 1, 2010. The benchmark change will be fully phased in by January 2013. For the year ended January 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $1,216,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $793,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,658,861	151,317	—
Temporary Cash Investments	13,750	200,500	—
Total	4,672,611	351,817	—

19

Dividend Growth Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2011, the fund realized net foreign currency losses of $61,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2011, the fund had $6,572,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $107,793,000 to offset future net capital gains through January 31, 2018. In addition, the fund realized losses of $133,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At January 31, 2011, the cost of investment securities for tax purposes was $4,314,120,000. Net unrealized appreciation of investment securities for tax purposes was $710,308,000, consisting of unrealized gains of $729,094,000 on securities that had risen in value since their purchase and $18,786,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $2,203,533,000 of investment securities and sold $607,681,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	162,602	97,395
Issued in Lieu of Cash Distributions	5,031	3,923
Redeemed	(46,786)	(49,252)
Net Increase (Decrease) in Shares Outstanding	120,847	52,066

H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodians and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $80,042,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.85%	5.14%	2.65%
Returns After Taxes on Distributions	16.50	4.79	2.07
Returns After Taxes on Distributions and Sale of Fund Shares	11.36	4.38	2.03

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended January 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2010	1/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,151.90	$1.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1992. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services to the fund.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that since the fund’s reconstituted dividend growth mandate, which began in 2002, short- and long-term performance has been mixed relative to the Dividend Growth Spliced Index. Although the fund has lagged its benchmark over the last 12 months, the fund outperformed its benchmark over the last three- and five-year periods. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032011

Vanguard Dividend Appreciation
Index Fund Annual Report

January 31, 2011

> For the fiscal year ended January 31, 2011, Vanguard Dividend Appreciation Index Fund returned about 19%.

> The fund closely tracked the return of its target index, the Dividend Achievers Select Index, but slightly trailed the average return of large-cap core funds.

> Nine of the index’s ten market sectors advanced, with industrials, energy, and consumer staples contributing most to the index’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	21
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	18.75%
ETF Shares
Market Price	19.07
Net Asset Value	18.91
Dividend Achievers Select Index	18.86
Large-Cap Core Funds Average	19.55
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2010 , Through January 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$18.33	$21.33	$0.398	$0.000
ETF Shares	45.81	53.32	1.048	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned about 19% for the 12 months ended January 31, 2011, in line with the return of its benchmark, the Dividend Achievers Select Index, but slightly behind the average return of large-company core funds.

During the fiscal year, the U.S. stock market’s best performers tended to be small- and mid-capitalization companies. The Dividend Appreciation Index Fund focuses on large, profitable companies with a history of increasing dividends, and so the prices of its underlying securities did not rise as sharply as those of the smaller companies that fueled the recent broad market rally.

If you own the Dividend Appreciation Index Fund in a taxable account, you may wish to review the information about its after-tax returns later in this report.

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns for the year, with much of the strength materializing in the second half. Europe’s sovereign-debt challenges and concerns that the economic recovery in the United States might not reach escape velocity seemed to recede from investors’ minds, displaced by strong corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

2

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

A strong start, a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about 5% for the year. As investors searched for yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Toward the end of the fiscal year, an improving economic outlook nudged interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising rates and a confluence of other factors weighed on prices. The expiration of the Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

CPI
Consumer Price Index	1.63%	1.42%	2.12%

3

made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Industrial stocks boosted the index’s fiscal-year return
After many U.S. companies chopped— or even halted—dividend payments amid the financial crisis, rising earnings led to an improved dividend outlook during the year. This boded well for the Dividend Appreciation Index Fund, which invests in blue-chip companies with a ten-year track record of increasing dividends.

Nine of the index’s ten sectors posted positive returns for the fiscal year. The industrial, energy, and consumer staples sectors did particularly well. Industrials, the index’s second-largest sector weighting, on average, during the period, contributed almost a third of its overall return. Among the sector’s outstanding performers were industry bellwethers that have benefited from the recent growing demand for heavy machinery among mining, transportation infrastructure, and energy companies in emerging markets.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.35%	0.23%	1.26%

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the fund’s expense ratios were 0.30% for Investor Shares and 0.18% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Core Funds.

4

In the energy sector, the index had a sizable allocation to large integrated oil and gas companies, many of which have surged recently on the growing demand for and rising prices of crude oil. Energy stocks contributed about 3 percentage points to the index’s return.

The consumer staples sector, the largest weighting in the index, also contributed about 3 percentage points to the index’s return. Giant food, beverage, and drug retailers were some of the top performers in this sector.

The index’s weakest result, and its only negative return, came from a traditionally dividend-rich segment of the market: health care. Pharmaceutical and medical equipment manufacturers, which faced product and regulatory challenges, accounted for much of the losses in this sector.

A healthy record over the longer term
Since the fund’s inception in 2006, Vanguard Dividend Appreciation Index Fund’s Investor Shares have had an average annual return of 3.19%, in line with the fund’s benchmark (+3.37%) but significantly ahead of its peers in the large-cap core funds category (+0.81%). This isn’t too surprising, since higher-quality, dividend-paying stocks tend to be better able to weather sharp declines in the stock market such as those we experienced during the recent financial crisis.

Total Returns
Inception Through January 31, 2011

Average
Annual Return
Dividend Appreciation Index Fund Investor Shares (Returns since inception: 4/27/2006)	3.19%
Dividend Achievers Select Index	3.37
Large-Cap Core Funds Average	0.81
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Since its inception, the Dividend Appreciation Index Fund has consistently met its investment objective of closely tracking its unmanaged benchmark, which has no costs or operating expenses. This tracking success is a testament to the skills of the fund’s investment advisor, Vanguard Quantitative Equity Group. Over the course of more than three decades, the group has developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver sound index-fund management in a variety of different marketplaces and market environments. The group’s efforts are made easier, of course, by your fund’s low operating expenses.

Market conditions shouldn’t affect your investment strategy
The broad U.S. equity market ended the fiscal year with a double-digit return— marking the second consecutive year of growth since the depths of the financial crisis. While the market’s direction appears promising, it’s impossible to predict where it’s headed.

Vanguard’s approach to investing remains the same in any type of market: Build a well-balanced and diversified portfolio that includes an asset mix of stocks, bonds, and short-term investments appropriate for your long-term goals, financial objectives, and risk tolerance. Vanguard Dividend Appreciation Index Fund can play an important role in such a balanced, diversified portfolio by providing you with a cost-efficient way to invest in companies with strong prospects for dividends over the long term.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 9, 2011

6

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VDAIX		VIG
Expense Ratio[1]	0.35%		0.23%
30-Day SEC Yield	2.02%		2.13%

Portfolio Characteristics
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Number of Stocks	138	142	3,858
Median Market Cap $42.9B		$42.9B	$30.9B
Price/Earnings Ratio	15.7x	15.7x	17.7x
Price/Book Ratio	3.1x	3.1x	2.3x
Return on Equity	26.1%	26.1%	19.0%
Earnings Growth Rate	3.3%	3.3%	6.0%
Dividend Yield	2.1%	2.1%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
	Dividend		DJ
	Achievers		U.S. Total
		Select	Market
	Fund	Index	Index
Consumer
Discretionary	12.3%	12.2%	11.6%
Consumer Staples	23.8	23.8	9.2
Energy	14.9	15.0	11.2
Financials	7.1	7.2	16.6
Health Care	6.3	6.2	10.5
Industrials	21.5	21.4	11.5
Information
Technology	6.2	6.2	19.1
Materials	5.8	5.9	4.5
Telecommunication
Services	0.2	0.2	2.6
Utilities	1.9	1.9	3.2

Volatility Measures
	Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.80
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.1%
International Business	IT Consulting &
Machines Corp.	Other Services	4.1
Chevron Corp.	Integrated Oil &
	Gas	4.0
Coca-Cola Co.	Soft Drinks	4.0
ConocoPhillips	Integrated Oil &
	Gas	4.0
McDonald's Corp.	Restaurants	4.0
United Technologies	Aerospace &
Corp.	Defense	4.0
Procter & Gamble Co.	Household
	Products	4.0
PepsiCo Inc.	Soft Drinks	4.0
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	3.9
Top Ten		40.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.30% for Investor Shares and 0.18% for ETF Shares.

7

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006, Through January 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2011
		Since	Final Value
	One	Inception	of a $10,000
	Year	(4/27/2006)	Investment
Dividend Appreciation Index Fund
Investor Shares	18.75%	3.19%	$11,615
Dow Jones U.S. Total Stock Market
Index	24.31	2.40	11,195
Dividend Achievers Select Index	18.86	3.37	11,710
Large-Cap Core Funds Average	19.55	0.81	10,391

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(4/21/2006)	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	18.91%	3.37%	$11,714
Dow Jones U.S. Total Stock Market Index	24.31	2.33	11,164
Dividend Achievers Select Index	18.86	3.42	11,744
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares: April 21, 2006, Through January 31, 2011

		Since
	One	Inception
	Year	(4/21/2006)
Dividend Appreciation Index Fund
ETF Shares Market Price	19.07%	17.25%
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	18.91	17.14
Dividend Achievers Select Index	18.86	17.44
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): April 27, 2006, Through January 31, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	4/27/2006	14.57%	2.96%
ETF Shares	4/21/2006
Market Price		14.69	3.14
Net Asset Value		14.67	3.13

9

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (12.3%)
McDonald’s Corp.	3,475,031	256,006
Target Corp.	2,547,302	139,669
Lowe’s Cos. Inc.	4,677,678	116,006
TJX Cos. Inc.	1,372,555	65,045
McGraw-Hill Cos. Inc.	1,075,429	41,920
Stanley Black &
Decker Inc.	535,394	38,912
VF Corp.	384,128	31,775
Genuine Parts Co.	534,360	27,653
Ross Stores Inc.	412,874	26,919
Family Dollar Stores Inc.	453,214	19,253
Polaris Industries Inc.	114,713	8,824
John Wiley & Sons Inc.
Class A	176,013	8,088
Meredith Corp.	124,146	4,184
Matthews
International Corp.
Class A	100,705	3,569
H&R Block Inc.	6,433	81
		787,904
Consumer Staples (23.8%)
Coca-Cola Co.	4,121,634	259,045
Procter & Gamble Co.	4,020,237	253,798
PepsiCo Inc.	3,941,338	253,467
Wal-Mart Stores Inc.	4,484,022	251,419
Colgate-Palmolive Co.	1,763,060	135,350
Walgreen Co.	3,304,091	133,617
Archer-Daniels-
Midland Co.	2,258,447	73,783
Avon Products Inc.	1,549,756	43,874
JM Smucker Co.	435,808	27,090
Hormel Foods Corp.	474,887	23,459
Brown-Forman Corp.
Class B	314,855	20,891
McCormick & Co. Inc.	434,489	19,204
Church & Dwight Co. Inc.	256,428	17,645

		Market
		Value
	Shares	($000)
Casey’s General Stores Inc.	131,285	5,578
Lancaster Colony Corp.	92,271	5,128
Tootsie Roll Industries Inc.	126,757	3,506
		1,526,854
Energy (14.8%)
Exxon Mobil Corp.	3,237,488	261,201
Chevron Corp.	2,729,138	259,077
ConocoPhillips	3,623,082	258,905
EOG Resources Inc.	887,358	94,406
Murphy Oil Corp.	745,072	49,398
Helmerich & Payne Inc.	334,776	19,661
CARBO Ceramics Inc.	73,199	8,430
		951,078
Financials (7.1%)
Aflac Inc.	1,667,804	96,032
Franklin Resources Inc.	774,399	93,431
Chubb Corp.	1,061,365	61,485
T Rowe Price Group Inc.	887,449	58,501
SEI Investments Co.	694,419	16,076
Cullen/Frost Bankers Inc.	225,992	13,058
Eaton Vance Corp.	424,911	12,875
Commerce
Bancshares Inc.	308,737	12,698
Brown & Brown Inc.	483,998	11,984
HCC Insurance
Holdings Inc.	393,114	11,903
Transatlantic Holdings Inc.	223,593	11,504
Erie Indemnity Co. Class A	171,072	11,363
Wesco Financial Corp.	25,255	9,491
StanCorp Financial
Group Inc.	157,806	7,040
Prosperity Bancshares Inc.	159,445	6,450
UMB Financial Corp.	138,053	5,612
Westamerica
Bancorporation	97,510	4,875
RLI Corp.	69,634	3,751
Bank of the Ozarks Inc.	56,201	2,424
Bancfirst Corp.	50,565	2,051

10

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
First Financial Corp.	46,732	1,473
Southside Bancshares Inc.	55,824	1,196
First Financial
Bankshares Inc.	392	19
Tompkins Financial Corp.	203	8
Republic Bancorp Inc.
Class A	420	8
SY Bancorp Inc.	259	6
		455,314
Health Care (6.3%)
Medtronic Inc.	3,764,643	144,261
Stryker Corp.	1,389,852	80,000
Becton Dickinson and Co.	803,364	66,639
Cardinal Health Inc.	1,222,388	50,741
CR Bard Inc.	323,599	30,532
Beckman Coulter Inc.	242,992	17,498
Owens & Minor Inc.	220,790	6,520
West Pharmaceutical
Services Inc.	114,033	4,560
Meridian Bioscience Inc.	812	18
Abbott Laboratories	5	—
		400,769
Industrials (21.5%)
United Technologies Corp.	3,128,226	254,325
3M Co.	2,560,655	225,133
Caterpillar Inc.	2,199,416	213,365
Emerson Electric Co.	2,643,151	155,629
General Dynamics Corp.	1,274,153	96,071
Illinois Tool Works Inc.	1,765,015	94,411
Parker Hannifin Corp.	560,178	50,085
CH Robinson
Worldwide Inc.	588,644	45,379
Dover Corp.	634,081	40,645
WW Grainger Inc.	254,221	33,422
Fastenal Co.	522,524	30,338
Roper Industries Inc.	322,414	25,048
Donaldson Co. Inc.	271,838	15,930
Pentair Inc.	343,075	12,409
Nordson Corp.	118,366	10,926
Harsco Corp.	273,145	8,814
Graco Inc.	203,437	8,642
Carlisle Cos. Inc.	223,360	8,423
CLARCOR Inc.	169,823	7,333
AO Smith Corp.	148,233	6,346
Brady Corp. Class A	173,407	5,679
ABM Industries Inc.	182,761	4,697
Mine Safety
Appliances Co.	121,392	3,785
Franklin Electric Co. Inc.	83,236	3,419
Raven Industries Inc.	64,561	3,050
NACCO Industries Inc.
Class A	28,613	2,868
Tennant Co.	64,461	2,600

		Market
		Value
	Shares	($000)
Universal Forest
Products Inc.	66,991	2,459
Badger Meter Inc.	52,958	2,171
Gorman-Rupp Co.	58,751	1,867
		1,375,269
Information Technology (6.2%)
International Business
Machines Corp.	1,605,404	260,075
Automatic Data
Processing Inc.	1,779,510	85,239
Linear Technology Corp.	792,167	27,560
Factset Research
Systems Inc.	159,662	16,094
Jack Henry &
Associates Inc.	297,340	8,789
		397,757
Materials (5.8%)
Praxair Inc.	1,080,531	100,533
Air Products &
Chemicals Inc.	760,353	66,341
PPG Industries Inc.	556,413	46,894
Ecolab Inc.	829,819	41,234
Sherwin-Williams Co.	370,582	31,399
Sigma-Aldrich Corp.	423,723	26,970
Albemarle Corp.	329,287	18,493
Valspar Corp.	331,570	12,391
Bemis Co. Inc.	376,424	12,253
Aptargroup Inc.	229,642	11,037
HB Fuller Co.	173,850	3,962
Stepan Co.	34,535	2,504
Martin Marietta
Materials Inc.	903	75
		374,086
Telecommunication Services (0.2%)
Telephone &
Data Systems Inc.	200,562	7,170
Atlantic Tele-Network Inc.	56,761	2,120
Shenandoah
Telecommunications Co.	83,509	1,397
		10,687
Utilities (1.9%)
National Fuel Gas Co.	292,567	19,994
Northeast Utilities	605,049	19,918
Energen Corp.	250,638	14,011
MDU Resources
Group Inc.	651,372	13,829
UGI Corp.	391,814	12,283
Questar Corp.	636,612	11,096
Aqua America Inc.	474,382	10,968
New Jersey
Resources Corp.	143,479	6,020
South Jersey
Industries Inc.	100,977	5,275

11

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
California Water
Service Group	71,611	2,614
American States
Water Co.	65,407	2,224
SJW Corp.	63,050	1,541
Northwest Natural Gas Co.	504	22
		119,795
Total Common Stocks
(Cost $5,657,851)		6,399,513
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.207%
(Cost $2,124)	2,123,706	2,124
Total Investments (99.9%)
(Cost $5,659,975)		6,401,637
Other Assets and Liabilities (0.1%)
Other Assets		574,509
Liabilities		(570,604)
		3,905
Net Assets (100%)		6,405,542

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		6,401,637
Receivables for Investment
Securities Sold		561,218
Receivables for Capital Shares Issued		4,577
Other Assets		8,714
Total Assets		6,976,146
Liabilities
Payables for Investment
Securities Purchased		535,906
Other Liabilities		34,698
Total Liabilities		570,604
Net Assets		6,405,542

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,896,396
Undistributed Net Investment Income	4,242
Accumulated Net Realized Losses	(236,758)
Unrealized Appreciation (Depreciation)	741,662
Net Assets	6,405,542

Investor Shares—Net Assets
Applicable to 66,611,269 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,420,979
Net Asset Value Per Share—
Investor Shares	$21.33

ETF Shares—Net Assets
Applicable to 93,483,137 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,984,563
Net Asset Value Per Share—
ETF Shares	$53.32

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends	104,281
Interest[1]	10
Security Lending	23
Total Income	104,314
Expenses
The Vanguard Group—Note B
Investment Advisory Services	289
Management and Administrative—Investor Shares	2,476
Management and Administrative—ETF Shares	4,723
Marketing and Distribution—Investor Shares	241
Marketing and Distribution—ETF Shares	857
Custodian Fees	107
Auditing Fees	25
Shareholders’ Reports—Investor Shares	14
Shareholders’ Reports—ETF Shares	91
Trustees’ Fees and Expenses	5
Total Expenses	8,828
Net Investment Income	95,486
Realized Net Gain (Loss) on Investment Securities Sold	62,018
Change in Unrealized Appreciation (Depreciation) of Investment Securities	607,952
Net Increase (Decrease) in Net Assets Resulting from Operations	765,456
1 Interest income from an affiliated company of the fund was $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	95,486	39,729
Realized Net Gain (Loss)	62,018	31,626
Change in Unrealized Appreciation (Depreciation)	607,952	294,047
Net Increase (Decrease) in Net Assets Resulting from Operations	765,456	365,402
Distributions
Net Investment Income
Investor Shares	(19,694)	(10,294)
ETF Shares	(74,247)	(28,500)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(93,941)	(38,794)
Capital Share Transactions
Investor Shares	655,145	133,342
ETF Shares	2,547,856	880,312
Net Increase (Decrease) from Capital Share Transactions	3,203,001	1,013,654
Total Increase (Decrease)	3,874,516	1,340,262
Net Assets
Beginning of Period	2,531,026	1,190,764
End of Period[1]	6,405,542	2,531,026
1 Net Assets—End of Period includes undistributed net investment income of $4,242,000 and $2,697,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

					April 27,
					2006[1] to
For a Share Outstanding			Year Ended January 31,		Jan. 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.33	$14.79	$21.40	$21.84	$20.05
Investment Operations
Net Investment Income	.392	.369	.387	.325	.214
Net Realized and Unrealized Gain (Loss)
on Investments	3.006	3.543	(6.614)	(.438)	1.782
Total from Investment Operations	3.398	3.912	(6.227)	(.113)	1.996
Distributions
Dividends from Net Investment Income	(.398)	(.372)	(.383)	(.327)	(.206)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.398)	(.372)	(.383)	(.327)	(.206)
Net Asset Value, End of Period	$21.33	$18.33	$14.79	$21.40	$21.84

Total Return[2]	18.75%	26.80%	-29.48%	-0.58%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,421	$613	$386	$357	$163
Ratio of Total Expenses to
Average Net Assets	0.30%	0.35%	0.36%	0.40%	0.40%[3]
Ratio of Net Investment Income to
Average Net Assets	2.13%	2.24%	2.25%	1.56%	1.53%[3]
Portfolio Turnover Rate[4]	15%	20%	34%	17%	21%

1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

					April 21,
					2006[1] to
For a Share Outstanding			Year Ended January 31,		Jan. 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$45.81	$36.96	$53.48	$54.60	$49.94
Investment Operations
Net Investment Income	1.034	.973	1.032	.873	.555
Net Realized and Unrealized Gain (Loss)
on Investments	7.524	8.856	(16.526)	(1.120)	4.631
Total from Investment Operations	8.558	9.829	(15.494)	(.247)	5.186
Distributions
Dividends from Net Investment Income	(1.048)	(.979)	(1.026)	(.873)	(.526)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.048)	(.979)	(1.026)	(.873)	(.526)
Net Asset Value, End of Period	$53.32	$45.81	$36.96	$53.48	$54.60

Total Return	18.91%	26.95%	-29.38%	-0.51%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,985	$1,918	$805	$302	$111
Ratio of Total Expenses to
Average Net Assets	0.18%	0.23%	0.24%	0.28%	0.28%[2]
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.36%	2.37%	1.68%	1.65%[2]
Portfolio Turnover Rate[3]	15%	20%	34%	17%	21%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

17

Dividend Appreciation Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $1,005,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2011, the fund realized $101,828,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2011, the fund had $7,555,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $191,649,000 to offset future net capital gains of $609,000 through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through January 31, 2019. In addition, the fund realized losses of $42,826,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At January 31, 2011, the cost of investment securities for tax purposes was $5,662,259,000. Net unrealized appreciation of investment securities for tax purposes was $739,378,000, consisting of unrealized gains of $752,191,000 on securities that had risen in value since their purchase and $12,813,000 in unrealized losses on securities that had fallen in value since their purchase.

18

Dividend Appreciation Index Fund

E. During the year ended January 31, 2011, the fund purchased $4,480,930,000 of investment securities and sold $1,285,161,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	764,953	38,773	227,145	13,195
Issued in Lieu of Cash Distributions	18,250	928	9,119	557
Redeemed	(128,058)	(6,510)	(102,922)	(6,443)
Net Increase (Decrease)—Investor Shares	655,145	33,191	133,342	7,309
ETF Shares
Issued	3,186,243	64,200	1,178,556	26,816
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(638,387)	(12,600)	(298,244)	(6,700)
Net Increase (Decrease)—ETF Shares	2,547,856	51,600	880,312	20,116

G. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $93,941,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2011

		Since
	One	Inception
	Year	(4/27/2006)
Returns Before Taxes	18.75%	3.19%
Returns After Taxes on Distributions	18.39	2.91
Returns After Taxes on Distributions and Sale of Fund Shares	12.61	2.70

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended January 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2010	1/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,150.06	$1.57
ETF Shares	1,000.00	1,151.21	0.92
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.74	$1.48
ETF Shares	1,000.00	1,024.35	0.87

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.17% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

“Dividend Achievers” is a trademark of Mergent, Inc.,
Fund Information > 800-662-7447	and has been licensed for use by The Vanguard Group,
Direct Investor Account Services > 800-662-2739	Inc. Vanguard mutual funds are not sponsored,
Institutional Investor Services > 800-523-1036	endorsed, sold, or promoted by Mergent, and Mergent
Text Telephone for People	makes no representation regarding the advisability of
With Hearing Impairment > 800-749-7273	investing in the funds.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2011: $161,000
Fiscal Year Ended January 31, 2010: $161,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2011: $3,607,060
Fiscal Year Ended January 31, 2010: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2011: $791,350
Fiscal Year Ended January 31, 2010: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2011: $336,090
Fiscal Year Ended January 31, 2010: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2011: $16,000
Fiscal Year Ended January 31, 2010: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2011: $352,090
Fiscal Year Ended January 31, 2010: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2011

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 21, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.